Exhibit 4.42

PURCHASE AGREEMENT NUMBER GUN-PA-04455

between

THE BOEING COMPANY

and

China Southern Airlines Company Limited

with

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

as Consenting Party

Relating to Boeing Model 787-9 Aircraft

(Contract Reference No. 16SIES2017US)

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455
BOEING PROPRIETARY

TABLE OF CONTENTS

ARTICLES
Article 1.	Quantity, Model, Description and Inspection
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms

TABLE
1.	Aircraft Information Table

EXHIBIT
A.	Aircraft Configuration
B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS
AE1.	[****************************************************]
BFE1.	BFE Variables
CS1.	Customer Support Document
EE1.	Engine Escalation/Engine Warranty and Patent Indemnity
SLP1.	Service Life Policy Components

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455
BOEING PROPRIETARY

LETTER AGREEMENTS

LA-1600105	LA-AGTA Terms Updates

LA-1600109	LA-Customer Support-Code 3-787

LA-1600110	LA-e-Enabling Software Matters-787

LA-1600111	LA-Escalation-Capped Factors

LA-1600112	LA-EULA Special Matters

LA-1600113	LA-Government Approval

LA-1600114	LA-Liquidated Damages Non-Excusable Delay

LA-1600116	LA-Open Configuration Matters

LA-1600117	LA-Performance Guarantees

LA-1600118	LA-Post-Delivery Software and Data Loading-787

LA-1600119	LA-Promotional Support

LA-1600123	LA-Seats and IFE Special Provisions-787

LA-1600124	LA-Used Aircraft Trade-In Matters

LA-1600125	LA-Framework Agreement

LA-1600126	LA-Special Matters

LA-1603083	LA-Cabin Systems Equipment

LA-1603084	LA-Payment Matters

LA-1603085	LA-Clarifications and Understandings

LA-1603086	LA-Customer Support Matters

LA-1603087	LA-Integrated Performance Remedy

LA-1603088	Shareholder Meeting Process

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455
BOEING PROPRIETARY

Purchase Agreement No. PA-04455

between

The Boeing Company

and

China Southern Airlines Company Limited

with

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

as Consenting Party

This Purchase Agreement No. PA-04455 between The Boeing Company, a Delaware corporation, (Boeing) and China Southern Airlines Company Limited (Customer) with China Southern Airlines Group Import and Export Trading Corp., Ltd. As consenting party (Consenting Party), binding and in full force and effect on the date executed below (Effective Date), relating to the purchase and sale of Model 787-9 aircraft together with all tables, exhibits, supplemental exhibits, letter agreements and other attachments thereto, if any, (Purchase Agreement) incorporates and amends the terms and conditions (except as specifically set forth below) of the Aircraft General Terms Agreement dated as of September 19, 2000, between Boeing and Consenting Party (formerly known as China Southern Airlines Group Import and Export Trading Corp., Ltd.), identified as AGTA-GUN (AGTA). All capitalized terms used but not defined in this Purchase Agreement have the same meaning as in the AGTA, except that the term “Buyer” in the AGTA shall mean “Customer” in this Purchase Agreement.

1.            Quantity, Model, Description and Inspection.

The aircraft to be delivered to Customer will be designated as Model 787-9 aircraft (Aircraft). Boeing will manufacture and sell to Customer Aircraft conforming to the configuration described in Exhibit A in the quantities listed in Table 1 to the Purchase Agreement. [*************] prior to delivery of Customer’s first Aircraft, Boeing will provide Customer a Boeing document defining a customer inspection process appropriate to the 787 manufacturing process (787 Inspection Process) which will apply in lieu of inspection processes traditionally applicable to other models of aircraft and will supersede the provisions of Article 5.2 of the AGTA.

2.            Delivery Schedule.

The scheduled months of delivery of the Aircraft are listed in the attached Table 1. Exhibit B describes certain responsibilities for both Customer and Boeing in order to accomplish the delivery of the Aircraft.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455
BOEING PROPRIETARY

3.            Price.

3.1           Aircraft Basic Price. The Aircraft Basic Price is listed in Table 1 and is subject to escalation in accordance with the terms of this Purchase Agreement.

3.2           Advance Payment Base Prices. The Advance Payment Base Prices listed in Table 1 were calculated utilizing the latest escalation factors available to Boeing on the date of this Purchase Agreement projected to the month of scheduled delivery.

4.            Payment.

4.1           Boeing acknowledges receipt of a deposit in the amount shown in Table 1 for each Aircraft (Deposit).

4.2           The standard advance payment schedule for the Model 787-9 aircraft requires Customer to make certain advance payments, expressed in a percentage of the Advance Payment Base Price of each Aircraft beginning with a payment of [***************************], less the Deposit, due within five (5) days of the Effective Date. Additional advance payments for each Aircraft are due as specified in and on the first business day of the months listed in the attached Table 1.

4.3           For any Aircraft whose scheduled month of delivery is less than twenty-four (24) months from the Effective Date, the total amount of advance payments due within five (5) days of the Effective Date will include all advance payments which are past due in accordance with the standard advance payment schedule set forth in paragraph 4.2 above.

4.4           Customer will pay the balance of the Aircraft Price of each Aircraft at delivery.

5.           Additional Terms.

5.1           Aircraft Information Table. Table 1 consolidates information contained in Articles 1, 2, 3 and 4 with respect to (i) quantity of Aircraft, (ii) applicable Detail Specification, (iii) month and year of scheduled deliveries, (iv) Aircraft Basic Price, (v) applicable escalation factors and (vi) Advance Payment Base Prices and advance payments and their schedules.

5.2           Escalation Adjustment/Airframe and Optional Features. Supplemental Exhibit AE1 contains the applicable airframe and optional features escalation formula

5.3           Customer Support Variables. Information, training, services and other things furnished by Boeing in support of introduction of the Aircraft into Customer’s fleet are described in Supplemental Exhibit CS1. Supplemental Exhibit CS1 supersedes in its entirety Exhibit B to the AGTA as incorporated in the Purchase Agreement, and, for clarity, all references to Exhibit B to the AGTA in the Purchase Agreement will be deemed to refer to Supplemental Exhibit CS1 to the Purchase Agreement.

5.4           Engine Escalation Variables. Supplemental Exhibit EE1 contains the applicable engine escalation formula, the engine warranty and the engine patent indemnity for the Aircraft.

5.5           Service Life Policy Component Variables. Supplemental Exhibit SLP1 lists the SLP Components covered by the Service Life Policy for the Aircraft.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455
BOEING PROPRIETARY

5.6           Public Announcement. Boeing reserves the right to make a public announcement regarding Customer’s purchase of the Aircraft upon approval of Boeing’s press release by Customer’s public relations department or other authorized representative.

5.7           Negotiated Agreement; Entire Agreement. This Purchase Agreement, including the provisions of Article 8.2 of the AGTA relating to insurance, and Article 11 of Part 2 of Exhibit C of the AGTA relating to DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES, has been the subject of discussion and negotiation and is understood by the parties; the Aircraft Price and other agreements of the parties stated in this Purchase Agreement were arrived at in consideration of such provisions. This Purchase Agreement, including the AGTA, contains the entire agreement between the parties and supersedes all previous proposals, understandings, commitments or representations whatsoever, oral or written, and may be changed only in writing signed by authorized representatives of the parties.

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY

By

Its	Attorney-In-Fact

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By

Its

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By

Its

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

Table 1 To
Purchase Agreement No. PA-04455
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	787-9	560000 pounds	Detail Specification:	787B1-4102-S (12/11/2015)
Engine Model/Thrust:	GENX-1B74/75	74100 pounds	Airframe Price Base Year/Escalation Formula:	[***********]	[***********]
Airframe Price:		[***********]	Engine Price Base Year/Escalation Formula:	[***********]	[***********]
Optional Features:		[***********]
Sub-Total of Airframe and Features:		[***********]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[***********]	Base Year Index (ECI):	[***********]
Aircraft Basic Price (Excluding BFE/SPE):		[***********]	Base Year Index (ICI):	[***********]
Buyer Furnished Equipment (BFE) Estimate:		[***********]	Engine Escalation Data:
In-Flight Entertainment (IFE) Estimate:		[***********]	Base Year Index (ECI):	[***********]
			Base Year Index (ICI):	[***********]
Deposit per Aircraft at Proposal Acceptance:		[***********]

“[***]”This information is subject to confidential treatment and has been omitted and filed separately

		Escalation	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Factor	Adv Payment Base	At Signing	24 Mos.	21/18/12/9 Mos.	6 Mos.	Total
Date	Aircraft	(Airframe)	(Engine)	Price Per A/P	[***********]	[***********]	[***********]	[***********]	[***********]
Apr-2018	1	[***********]	[***********]	[***********]	[***********]	[***********]	[***********]	[***********]	[***********]
May-2018	1	[***********]	[***********]	[***********]	[***********]	[***********]	[***********]	[***********]	[***********]
Jun-2018	2	[***********]	[***********]	[***********]	[***********]	[***********]	[***********]	[***********]	[***********]
Jul-2018	1	[***********]	[***********]	[***********]	[***********]	[***********]	[***********]	[***********]	[***********]
Apr-2019	1	[***********]	[***********]	[***********]	[***********]	[***********]	[***********]	[***********]	[***********]
May-2019	1	[***********]	[***********]	[***********]	[***********]	[***********]	[***********]	[***********]	[***********]
Jul-2019	1	[***********]	[***********]	[***********]	[***********]	[***********]	[***********]	[***********]	[***********]
Aug-2019	1	[***********]	[***********]	[***********]	[***********]	[***********]	[***********]	[***********]	[***********]
Apr-2020	1	[***********]	[***********]	[***********]	[***********]	[***********]	[***********]	[***********]	[***********]
May-2020	1	[***********]	[***********]	[***********]	[***********]	[***********]	[***********]	[***********]	[***********]
Jul-2020	1	[***********]	[***********]	[***********]	[***********]	[***********]	[***********]	[***********]	[***********]
Total:	12

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455 Table 1 91616-1F.TXT

GUN-PA-04455-LA-1600105
AGTA Terms Updates	LA Page 1
BOEING PROPRIETARY

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

China Southern Airlines Company Limited

with

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

as Consenting Party

Exhibit A to Purchase Agreement Number PA-04455

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600105
AGTA Terms Updates	LA Page 2
BOEING PROPRIETARY

Exhibit A

AIRCRAFT CONFIGURATION

Dated ______________

relating to

BOEING MODEL 787-9 AIRCRAFT

The content of this Exhibit A will be defined pursuant to the provisions of Letter Agreement GUN-PA-04455-LA-1600116 to the Purchase Agreement, entitled “Open Configuration Matters”.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600105
AGTA Terms Updates	LA Page 3
BOEING PROPRIETARY

AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

between

THE BOEING COMPANY

and

China Southern Airlines Company Limited

with

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

as Consenting Party

Exhibit B to Purchase Agreement Number PA-04455

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600105
AGTA Terms Updates	LA Page 4
BOEING PROPRIETARY

Exhibit B

AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

relating to

BOEING MODEL 787-9 AIRCRAFT

Both Boeing and Customer have certain documentation and approval responsibilities at various times during the construction cycle of the Aircraft that are critical to making the delivery of each Aircraft a positive experience for both parties. This Exhibit B documents those responsibilities and indicates recommended completion deadlines for the actions to be accomplished.

1.            GOVERNMENT DOCUMENTATION REQUIREMENTS.

Certain actions are required to be taken by Customer in advance of the scheduled delivery month of each Aircraft with respect to obtaining certain government issued documentation.

1.1           Airworthiness and Registration Documents. Not later than [************************] of each Aircraft, Customer will notify Boeing of the registration number to be painted on the side of the Aircraft. If required by the regulatory authority, Customer will authorize, by letter to the regulatory authority having jurisdiction, the display of such registration numbers by Boeing during the pre-delivery testing of the Aircraft, no later than [************************]of each Aircraft.

Customer is responsible for furnishing any temporary or permanent registration certificates required by any governmental authority having jurisdiction to be displayed aboard the Aircraft after delivery.

1.2           Certificate of Sanitary Construction.

1.2.1           U.S. Registered Aircraft. Boeing will obtain from the United States Public Health Service, a United States Certificate of Sanitary Construction to be displayed aboard each Aircraft after delivery to Customer. The above Boeing obligation only applies to commercial passenger aircraft.

1.2.2           Non-U.S. Registered Aircraft. If Customer requires a United States Certificate of Sanitary Construction at the time of delivery of the Aircraft, Customer will give written notice thereof to Boeing at least [************************]. Boeing will then use commercially reasonable efforts to obtain the certificate from the United States Public Health Service and present it to Customer at the time of Aircraft delivery. The above Boeing obligation only applies to commercial passenger aircraft.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600105
AGTA Terms Updates	LA Page 5
BOEING PROPRIETARY

1.3           Customs Documentation.

1.3.1           Import Documentation. If the Aircraft is intended to be exported from the United States, Customer must notify Boeing not later than [************************] of each Aircraft of any documentation required by the customs authorities or by any other agency of the country of import.

1.3.2           General Declaration - U.S. If the Aircraft is intended to be exported from the United States, Boeing will prepare Customs Form 7507, General Declaration, for execution by U.S. Customs immediately prior to the ferry flight of the Aircraft. For this purpose, Customer will furnish to Boeing not later than [************************] all information required by U.S. Customs and Border Protection, including without limitation (i) a complete crew and passenger list identifying the names, birth dates, passport numbers and passport expiration dates of all crew and passengers and (ii) a complete ferry flight itinerary, including point of exit from the United States for the Aircraft.

If Customer intends, during the ferry flight of an Aircraft, to land at a U.S. airport after clearing Customs at delivery, Customer must notify Boeing not later than [************************] of such intention. If Boeing receives such notification, Boeing will provide to Customer the documents constituting a customs permit to proceed, allowing such Aircraft to depart after any such landing. Sufficient copies of completed Form 7507, along with passenger manifest, will be furnished to Customer to cover U.S. stops scheduled for the ferry flight.

1.3.3           Export Declaration - U.S. If the Aircraft is intended to be exported from the United States following delivery, and (i) Customer is a non-U.S. customer, Boeing will file an export declaration electronically with U.S. Customs and Border Protection (CBP), or (ii) Customer is a U.S. customer, it is the responsibility of the U.S. customer, as the exporter of record, to file the export declaration with CBP.

2.            Insurance Certificates.

Unless provided earlier, Customer will provide to Boeing not later than [************************] of the first Aircraft, a copy of the requisite annual insurance certificate in accordance with the requirements of Article 8 of the AGTA.

3.            NOTICE OF FLYAWAY CONFIGURATION.

Not later than [************************] of the Aircraft, Customer will provide to Boeing a configuration letter stating the requested "flyaway configuration" of the Aircraft for its ferry flight. This configuration letter should include:

(i)          the name of the company which is to furnish fuel for the ferry flight and any scheduled post-delivery flight training, the method of payment for such fuel, and fuel load for the ferry flight;

(ii)         the cargo to be loaded and where it is to be stowed on board the Aircraft, the address where cargo is to be shipped after flyaway and notification of any hazardous materials requiring special handling;

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600105
AGTA Terms Updates	LA Page 6
BOEING PROPRIETARY

(iii)        any BFE equipment to be removed prior to flyaway and returned to Boeing BFE stores for installation on Customer's subsequent Aircraft;

(iv)        a complete list of names and citizenship of each crew member and non-revenue passenger who will be aboard the ferry flight; and

(v)         a complete ferry flight itinerary.

4.            DELIVERY ACTIONS BY BOEING.

4.1           Schedule of Inspections. All FAA, Boeing, Customer and, if required, U.S. Customs Bureau inspections will be scheduled by Boeing for completion prior to delivery or departure of the Aircraft. Customer will be informed of such schedules.

4.2           Schedule of Demonstration Flights. All FAA and Customer demonstration flights will be scheduled by Boeing for completion prior to delivery of the Aircraft.

4.3           Schedule for Customer's Flight Crew. Boeing will inform Customer of the date that a flight crew is required for acceptance routines associated with delivery of the Aircraft.

4.4           Fuel Provided by Boeing. Boeing will provide to Customer, without charge, the amount of fuel shown in U.S. gallons in the table below for the model of Aircraft being delivered and full capacity of engine oil at the time of delivery or prior to the ferry flight of the Aircraft.

Aircraft Model	Fuel Provided
787	[************************]

4.5           Flight Crew and Passenger Consumables. Boeing will provide reasonable quantities of food, coat hangers, towels, toilet tissue, drinking cups and soap for the first segment of the ferry flight for the Aircraft.

4.6           Delivery Papers, Documents and Data. Boeing will have available at the time of delivery of the Aircraft certain delivery papers, documents and data for execution and delivery. If the Aircraft will be registered with the FAA, Boeing will pre-position in Oklahoma City, Oklahoma, for filing with the FAA at the time of delivery of the Aircraft an executed original Form 8050-2, Aircraft Bill of Sale, indicating transfer of title to the Aircraft from Boeing to Customer.

4.7           Delegation of Authority. If specifically requested in advance by Customer, Boeing will present a certified copy of a delegation of authority, designating and authorizing certain persons to act on its behalf in connection with delivery of the Aircraft.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600105
AGTA Terms Updates	LA Page 7
BOEING PROPRIETARY

5.            DELIVERY ACTIONS BY CUSTOMER.

5.1           Aircraft Radio Station License. At delivery Customer will provide its aircraft radio station license to be placed on board the Aircraft following delivery.

5.2           Aircraft Flight Log. At delivery Customer will provide the aircraft flight log for the Aircraft.

5.3           Delegation of Authority. Customer will present to Boeing at delivery of the Aircraft an original or certified copy of Customer's delegation of authority designating and authorizing certain persons to act on its behalf in connection with delivery of the specified Aircraft.

5.4           TSA Waiver Approval. Customer may be required to have an approved Transportation Security Administration (TSA) waiver for the ferry flight depending upon the Customer’s en-route stop(s) and destination unless the Customer already has a TSA approved security program in place. Customer is responsible for application of the TSA waiver and obtaining TSA approval. Customer will provide a copy of the approved TSA waiver to Boeing upon arrival at the Boeing delivery center.

5.5           Electronic Advance Passenger Information System. Should the ferry flight of an Aircraft leave the United States, the Department of Homeland Security office requires Customer to comply with the Electronic Advance Passenger Information System (eAPIS). Customer needs to establish their own account with US Customs and Border Protection in order to file for departure. A copy of the eAPIS forms is to be provided by Customer to Boeing upon arrival of Customer’s acceptance team at the Boeing delivery center.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600105
AGTA Terms Updates	LA Page 8
BOEING PROPRIETARY

ESCALATION ADJUSTMENT

AIRFRAME AND OPTIONAL FEATURES

between

THE BOEING COMPANY

and

China Southern Airlines Company Limited

with

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

as Consenting Party

Supplemental Exhibit AE1

to Purchase Agreement Number PA-04455

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600105
AGTA Terms Updates	LA Page 9
BOEING PROPRIETARY

ESCALATION ADJUSTMENT

AIRFRAME AND OPTIONAL FEATURES

relating to

BOEING MODEL 787-9 AIRCRAFT

1.            Formula.

Airframe and Optional Features price adjustments (Airframe Price Adjustment) are used to allow prices to be stated in current year dollars at the signing of this Purchase Agreement and to adjust the amount to be paid by Customer at delivery for the effects of economic fluctuation. The Airframe Price Adjustment will be determined at the time of Aircraft delivery in accordance with the following formula:

[************************]

Where:

Pa = Airframe Price Adjustment.

P = Airframe Price plus the price of the Optional Features (as set forth in Table 1 of this Purchase Agreement).

[**********]	[***]
[***]

Where:

[*******] is the base year airframe escalation index (as set forth in Table 1 of this Purchase Agreement);

[******] is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics, Employment Cost Index for [************************************] [*******************************], calculated by establishing a three-month arithmetic average value (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th and 13th months prior to the month of scheduled delivery of the applicable Aircraft. As the Employment Cost Index values are only released on a quarterly basis, the value released for the first quarter will be used for the months of January, February, and March; the value released for the second quarter will be used for the months of April, May, and June; the value released for the third quarter will be used for the months of July, August, and September; the value released for the fourth quarter will be used for the months of October, November, and December.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600105
AGTA Terms Updates	LA Page 10
BOEING PROPRIETARY

[**********]	[***]
[***]

Where:

[***] is the base year index (as set forth in Table 1 of this Purchase Agreement); and

[***] is a value determined using the U.S. Department of Labor, Bureau of Labor [************************]**************], calculated as a three (3) month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th, and 13th months prior to the month of scheduled delivery of the applicable Aircraft.

[************************]

Where:

N is the number of calendar months which have elapsed from the Airframe Price base year and month up to and including the month of delivery, both as shown in Table 1 of the Purchase Agreement. The entire calculation of [************************] will be rounded to 4 places, and the final value of B will be rounded to the nearest dollar.

As an example, for an Aircraft scheduled to be delivered in the month of July, the months of June, July, and August of the preceding year will be utilized in determining the value of [*********].

Note:

(i)	In determining the values of L and M, all calculations and resulting values will be expressed as a decimal rounded to the nearest ten-thousandth.

(ii)	[***] is the numeric ratio attributed to labor in the Airframe Price Adjustment formula.

(iii)	[***] is the numeric ratio attributed to materials in the Airframe Price Adjustment formula.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600105
AGTA Terms Updates	LA Page 11
BOEING PROPRIETARY

(iv)	The denominators (base year indices) are the actual average values reported by the U.S. Department of Labor, Bureau of Labor Statistics. The actual average values are calculated as a three (3) month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th and 13th months prior to the airframe base year. The applicable base year and corresponding denominator is provided by Boeing in Table 1 of this Purchase Agreement.

(v)	The final value of Pa will be rounded to the nearest dollar.

(vi)	The Airframe Price Adjustment will not be made if it will result in a decrease in the Aircraft Basic Price.

2.            Values to be Utilized in the Event of Unavailability.

2.1           If the Bureau of Labor Statistics substantially revises the methodology used for the determination of the values to be used to determine the ECI and ICI values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Airframe Price Adjustment, the parties will, prior to the delivery of any such Aircraft, select a substitute from other Bureau of Labor Statistics data or similar data reported by non-governmental organizations. Such substitute will result in the same adjustment, insofar as possible, as would have been calculated utilizing the original values adjusted for fluctuation during the applicable time period. However, if within twenty-four (24) months after delivery of the Aircraft, the Bureau of Labor Statistics should resume releasing values for the months needed to determine the Airframe Price Adjustment; such values will be used to determine any increase or decrease in the Airframe Price Adjustment for the Aircraft from that determined at the time of delivery of the Aircraft.

2.2           Notwithstanding Article 2.1 above, if prior to the scheduled delivery month of an Aircraft the Bureau of Labor Statistics changes the base year for determination of the ECI and ICI values as defined above, such re-based values will be incorporated in the Airframe Price Adjustment calculation.

2.3           In the event escalation provisions are made non-enforceable or otherwise rendered void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to equitably adjust the Aircraft Price of any affected Aircraft to reflect an allowance for increases or decreases consistent with the applicable provisions of paragraph 1 of this Supplemental Exhibit AE1 in labor compensation and material costs occurring since August of the year prior to the price base year shown in the Purchase Agreement.

2.4           If within twelve (12) months of Aircraft delivery, the published index values are revised due to an acknowledged error by the Bureau of Labor Statistics, the Airframe Price Adjustment will be re-calculated using the revised index values (this does not include those values noted as preliminary by the Bureau of Labor Statistics). A credit memorandum or supplemental invoice will be issued for the Airframe Price Adjustment difference. Interest charges will not apply for the period of original invoice to issuance of credit memorandum or supplemental invoice.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600105
AGTA Terms Updates	LA Page 12
BOEING PROPRIETARY

Note:

(i)	The values released by the Bureau of Labor Statistics and available to Boeing thirty (30) days prior to the first day of the scheduled delivery month of an Aircraft will be used to determine the ECI and ICI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Airframe Price Adjustment for the Aircraft invoice at the time of delivery. The values will be considered final and no Airframe Price Adjustments will be made after Aircraft delivery for any subsequent changes in published index values, subject always to paragraph 2.4 above.

(ii)	The maximum number of digits to the right of the decimal after rounding utilized in any part of the Airframe Price Adjustment equation will be 4, where rounding of the fourth digit will be increased to the next highest digit when the 5th digit is equal to five (5) or greater.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600105
AGTA Terms Updates	LA Page 13
BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

China Southern Airlines Company Limited

with

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

as Consenting Party

Supplemental Exhibit BFE1

to Purchase Agreement Number PA-04455

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600105
AGTA Terms Updates	LA Page 14
BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 787-9 AIRCRAFT

This Supplemental Exhibit BFE1 contains supplier selection dates, on-dock dates and other requirements applicable to the Aircraft.

1.            Supplier Selection.

Customer will:

Select and notify Boeing of the suppliers and model/part of the following BFE items by the first day of the following months:

Upholstery	[****************]
Galley Carts	[****************]
Life Vests	[****************]
Bar Units	[****************]
Misc. Monuments	[****************]
Non-Standard Closeout Furniture	[****************]
Seats & IFE (All Classes)	[****************]

2.            On-dock Dates and Other Information.

On or before [**************], Boeing will provide to Customer the BFE Requirements electronically in My Boeing Fleet (MBF), through My Boeing Configuration (MBC). These requirements may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions and other requirements relating to the in-sequence installation of BFE. For planning purposes, preliminary BFE on-dock dates are set forth below:

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600105
AGTA Terms Updates	LA Page 15
BOEING PROPRIETARY

Customer’s First Aircraft: BFE Premium Class Seat and Non-Standard Closeout Furniture Program Milestones (First Aircraft Delivery Only)

Milestone	Completion Date
Initial Technical Coordination Meeting (ITCM)	[****************]
Preliminary Design Review (PDR)	[****************]
Critical Design Review (CDR)	[****************]
Final Seat Review (FSR)	[****************]
Seats & IFE (All Classes) On-Dock Date for 1st Aircraft delivery	[****************]

The above schedule dates are subject to change based on the dates negotiated and agreed to at the ITCM.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600105
AGTA Terms Updates	LA Page 16
BOEING PROPRIETARY

Preliminary On-Dock

(Note: All requirements are set forth below. If a month is listed, then the due date is the first day of the month. If no date is listed, then there is no requirement.)

	Contract Aircraft Delivery Month	Upholstery * On-Dock Date at Supplier	BFE Hardware On-Dock Date at Boeing
1	Apr-2018	[****************]	[****************]
2	May-2018	[****************]	[****************]
3	Jun-2018	[****************]	[****************]
4	Jun-2018	[****************]	[****************]
5	Jul-2018	[****************]	[****************]
6	Apr-2019	[****************]	[****************]
7	May-2019	[****************]	[****************]
8	Jul-2019	[****************]	[****************]
9	Aug-2019	[****************]	[****************]
10	Apr-2020	[****************]	[****************]
11	May-2020	[****************]	[****************]
12	Jul-2020	[****************]	[****************]

* or as negotiated at ITCM with Seat Supplier.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600105
AGTA Terms Updates	LA Page 17
BOEING PROPRIETARY

3.           Additional Delivery Requirements - Import.

Customer will be the “importer of record” (as defined by the U.S. Customs and Border Protection) for all BFE imported into the United States, and as such, it has the responsibility to ensure all of Customer’s BFE shipments comply with U.S. Customs Service regulations. In the event Customer requests Boeing, in writing, to act as importer of record for Customer’s BFE, and Boeing agrees to such request, Customer is responsible for ensuring Boeing can comply with all U.S. Customs Import Regulations by making certain that, at the time of shipment, all BFE shipments comply with the requirements in the “International Shipment Routing Instructions”, including the Customs Trade Partnership Against Terrorism (C-TPAT), as set out on the Boeing website referenced below. Customer agrees to include the International Shipment Routing Instructions, including C-TPAT requirements, in each contract between Customer and BFE supplier.

http://www.boeing.com/companyoffices/doingbiz/supplier_portal/index_general.html

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600105
AGTA Terms Updates	LA Page 18
BOEING PROPRIETARY

787 CUSTOMER SUPPORT DOCUMENT

between

THE BOEING COMPANY

and

CHINA SOUTHERN AIRLINES COMPANY LIMITED

with

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

as Consenting Party

Supplemental Exhibit CS1 to Purchase Agreement Number PA-04455

This document contains:

Part 1	Boeing Maintenance and Flight Training Programs; Operations Engineering Support
Part 2	Field and Engineering Support Services
Part 3	Technical Information and Materials
Part 4	Alleviation or Cessation of Performance
Part 5	Protection of Proprietary Information and Proprietary Materials

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600105
AGTA Terms Updates	LA Page 19
BOEING PROPRIETARY

787 CUSTOMER SUPPORT DOCUMENT

PART 1:            BOEING MAINTENANCE AND FLIGHT TRAINING

PROGRAMS; OPERATIONS ENGINEERING SUPPORT

1.            Boeing Training Programs.

Boeing will provide maintenance training, cabin attendant training, and flight training programs to support the introduction of the Aircraft into service as provided in this Supplemental Exhibit CS1.

1.1           Customer is awarded [**************]. At any time before [**************] after delivery of Customer’s last Aircraft [**************] Customer may exchange [**************] for any of the training courses described on Attachment A at the point values described on Attachment A. At the end of the Training Program Period any unused [**************]will expire.

2.            Training Schedule and Curricula.

2.1           Customer and Boeing will together define and schedule a mutually acceptable plan for the maintenance training, flight training and cabin attendant training programs. At the conclusion of each planning discussion the parties will document Customer’s course selection and training requirements, and, if applicable, Training Point application and remaining Training Point balance.

2.2           Customer may also request training by written notice to Boeing identifying desired courses, dates and locations. [**************]of Boeing’s receipt of such request Boeing will provide written response to Customer confirming whether the requested courses are available at the times and locations requested by Customer.

3.            Location of Training.

3.1           Boeing will conduct flight, dispatcher, performance engineering and maintenance training at any of its appropriately equipped training facilities. Customer will decide on the location or mix of locations for training, subject to space being available in the desired courses at the selected training facility on the dates desired.

3.2           If requested by Customer, Boeing will conduct training (except dispatcher performance engineering training and courses designated with a # on Attachment A) at a mutually acceptable alternate training site, subject to the following conditions:

3.2.1           Customer will provide acceptable classroom space and training equipment required to present the courses;

3.2.2           Customer will pay Boeing’s portal to portal actual expenses for lodging, ground transportation, laundry, baggage handling, communication costs and per diem meal charge for each Boeing instructor for each day, or fraction thereof, that the instructor is away from his home location, including travel time;

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600105
AGTA Terms Updates	LA Page 20
BOEING PROPRIETARY

3.2.3           Customer will reimburse Boeing for the actual costs of round-trip transportation for Boeing's instructors and the shipping costs of training Materials which must be shipped to the alternate training site;

3.2.4           Customer will be responsible for all taxes, fees, duties, licenses, permits and similar expenses incurred by Boeing and its employees as a result of Boeing’s providing training at the alternate site or incurred as a result of Boeing providing revenue service training; and

3.2.5           Customer will be responsible for additional expenses, if any, which result from the use of such alternate site.

4.            Training Materials.

Training Materials will be provided for each student. Training Materials may be used only for (i) the individual student’s reference during Boeing provided training and for review thereafter and (ii) Customer’s provision of training to individuals directly employed by Customer.

5.           Additional Terms and Conditions.

5.1           All training will reflect an airplane configuration defined by (i) Boeing’s standard configuration specification for 787 aircraft, (ii) Boeing’s standard configuration specification for the minor model of 787 aircraft selected by Customer, and (iii) any optional features selected by Customer from Boeing’s standard catalog of optional features. Upon Customer’s request, Boeing may provide training customized to reflect other elements of Customer’s Aircraft configuration subject to a mutually acceptable price, schedule, scope of work and other applicable terms and conditions.

5.2           All training will be provided in the English language. If translation is required, Customer will provide interpreters. Customer will be responsible for the additional cost associated with an increase in Boeing’s standard course length to accommodate translation and may use training points to offset such additional costs.

5.3           Customer will be responsible for all expenses of Customer’s personnel except that in the Puget Sound region of Washington State Boeing will transport Customer’s personnel between their local lodgings and Boeing’s training facility.

5.4           Boeing flight instructor personnel will not be required to work more than five (5) days per week, or more than eight (8) hours in any one twenty-four (24) hour period, of which not more than five (5) hours per eight (8) hour workday will be spent in actual flying (Pilot Day). These foregoing restrictions will not apply to ferry flight assistance or revenue service training services, which will be governed by FAA rules and regulations.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600105
AGTA Terms Updates	LA Page 21
BOEING PROPRIETARY

5.5           Normal Line Maintenance is defined as line maintenance that Boeing might reasonably be expected to furnish for flight crew training at Boeing’s facility, and will include ground support and Aircraft storage in the open, but will not include provision of spare parts. Boeing will provide Normal Line Maintenance services for any Aircraft while the Aircraft is used for flight crew training at Boeing’s facility in accordance with the [**************]and the [**************]. Customer will provide such services if flight crew training is conducted elsewhere. Regardless of the location of such training, Customer will be responsible for providing all maintenance items (other than those included in Normal Line Maintenance) required during the training, including, but not limited to, fuel, oil, landing fees and spare parts.

5.6           If the training is based at Boeing’s facility and the Aircraft is damaged during such training, Boeing will make all necessary repairs to the Aircraft as promptly as possible. Customer will pay Boeing’s reasonable charge, including the price of parts and materials, for making the repairs. If Boeing’s estimated labor charge for the repair exceeds [***********************************], Boeing and Customer will enter into an agreement for additional services before beginning the repair work.

5.7           If the flight training is based at Boeing’s facility, several airports in the surrounding area may be used, at Boeing’s option. Unless otherwise agreed in the flight training planning conference, it will be Customer’s responsibility to make arrangements for the use of such airports.

5.8           If Boeing agrees to make arrangements on behalf of Customer for the use of airports for flight training, Boeing will pay on Customer’s behalf any landing fees charged by any airport used in conjunction with the flight training. At least thirty (30) days before flight training, Customer will provide Boeing an open purchase order against which Boeing will invoice Customer for any landing fees Boeing paid on Customer’s behalf. The invoice will be submitted to Customer approximately sixty (60) days after flight training is completed, when all landing fee charges have been received and verified. Customer will pay the invoiced amount to Boeing within thirty (30) days of the date of the invoice.

5.9           If requested by Boeing, in order to provide the flight training or ferry flight assistance, Customer will make available to Boeing an Aircraft after delivery to familiarize Boeing instructor or ferry flight crew personnel with such Aircraft. If flight of the Aircraft is required for any Boeing instructor or ferry flight crew member to maintain an FAA license for flight proficiency or landing currency, Boeing will be responsible for the costs of fuel, oil, landing fees and spare parts attributable to that portion of the flight.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600105
AGTA Terms Updates	LA Page 22
BOEING PROPRIETARY

787 CUSTOMER SUPPORT DOCUMENT

PART 2:          FIELD AND ENGINEERING SUPPORT SERVICES

1.            Field Service Representation.

Boeing will furnish field service representation to advise Customer with respect to the maintenance and operation of the Aircraft (Field Service Representatives).

1.1           Field service representation will be available at or near Customer’s main maintenance or engineering facility beginning before the scheduled delivery month of the first Aircraft and [******************************]of the last Aircraft covered by a specific purchase agreement.

1.2           Customer will provide, at no charge to Boeing, suitable enclosed office space with walls and a lockable door that is separated from other OEMs and the airline, located at the Customer’s facility or other site as mutually agreed. Customer will provide the necessary infrastructure (i.e. local area network (LAN) lines) to enable wired high-speed internet capability in the office. As required, Customer will assist each Field Service Representative with visas, work permits, customs, mail handling, identification passes and formal introduction to local airport authorities.

1.3           Boeing’s Field Service Representatives are assigned to various airports and other locations around the world. Whenever Customer’s Aircraft are operating through any such airport, the services of Boeing’s Field Service Representatives are available to Customer.

2.            Engineering Support Services.

2.1           Boeing will, if requested by Customer, provide limited (as determined by Boeing) technical advisory assistance from the Puget Sound area or from an alternate location, at Boeing’s sole discretion, for any Aircraft or Boeing Product (as defined in Part 1 of Exhibit C of the AGTA). Technical advisory assistance, provided, will include:

2.1.1        Analysis of the information provided by Customer to determine the probable nature and cause of operational problems and a suggestion of possible solutions.

2.1.2        Analysis of the information provided by Customer to determine the nature and cause of unsatisfactory schedule reliability and a suggestion of possible solutions.

2.1.3        Analysis of the information provided by Customer to determine the nature and cause of unsatisfactory maintenance costs and a suggestion of possible solutions.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600105
AGTA Terms Updates	LA Page 23
BOEING PROPRIETARY

2.1.4        Analysis and commentary on Customer’s engineering releases relating to structural repairs not covered by Boeing’s Structural Repair Manual including those repairs requiring advanced composite structure design.

2.1.5        Analysis and commentary on Customer’s engineering proposals for changes in, or replacement of, systems, parts, accessories or equipment manufactured to Boeing’s detailed design. Boeing will not analyze or comment on any major structural change unless Customer’s request for such analysis and comment includes complete detailed drawings, substantiating information (including any information required by applicable government agencies), all stress or other appropriate analyses, and a specific statement from Customer of the substance of the review and the response requested.

2.1.6        Maintenance Engineering. Boeing will provide the following Maintenance Engineering support:

2.1.6.1           Maintenance Planning Assistance. Upon request, Boeing will provide [**************] resulting from minor model differences between the Aircraft and an aircraft of the same model currently operated by Customer.

2.1.6.2           ETOPS Maintenance Planning Assistance. Upon request, Boeing will provide [**************] resulting from minor model differences between the Aircraft and an aircraft of the same model currently operated by Customer.

2.1.6.3           GSE/Shops/Tooling Consulting. Upon request, Boeing will [**************]resulting from the minor model differences between the Aircraft and an aircraft of the same model currently operated by Customer.

2.1.7        Flight Operations Engineering Support. Boeing will provide the following Flight Operations Engineering support:

2.1.7.1           Assistance with [**************] to be used in establishing operating practices and policies for Customer’s operation of Aircraft.

2.1.7.2           Assistance with interpretation of the minimum equipment list, the definition of the configuration deviation list and the analysis of individual Aircraft performance.

2.1.7.3           Assistance with solving operational problems associated with delivery and route-proving flights.

2.1.7.4           Information regarding significant service items relating to Aircraft performance or flight operations.

2.1.7.5           If requested by Customer, Boeing will provide operations engineering support during the ferry flight of an Aircraft. Such support will be provided from the Puget Sound area or from an alternate location, at Boeing’s sole discretion.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600105
AGTA Terms Updates	LA Page 24
BOEING PROPRIETARY

2.1.7.6           Assistance in developing an Extended Operations (ETOPs) plan for regulatory approval.

2.1.7.7           Flight Operations Services. Boeing will revise, as applicable, flight data, documents and software provided with previously delivered aircraft.

2.1.7.8           Spares. Boeing will revise, as applicable, the customized Recommended Spares Parts List (RSPL).

2.2          Post Delivery/Service Support. Boeing will, if requested by Customer, perform work on an Aircraft after delivery but prior to the initial departure flight or upon the return of the Aircraft to Boeing’s facility prior to completion of that flight. The following conditions will apply to Boeing’s performance:

2.2.1        Boeing may rely upon the commitment authority of the Customer’s personnel requesting the work.

2.2.2       As title and risk of loss has passed to Customer, the insurance provisions of Article 8.2 of the AGTA apply.

2.2.3        The provisions of the Boeing warranty in Part 2 of Exhibit C of the AGTA apply.

2.2.4        Customer will pay Boeing for requested work not covered by the Boeing warranty, if any.

2.2.5        The DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions in Article 11 of Part 2 of Exhibit C of the AGTA apply.

2.3          Boeing may, at Customer’s request, provide services other than those described in Articles 2.1 and 2.2 of this Part 2 of Supplemental Exhibit CS1 for an Aircraft after delivery, which may include, but not be limited to, retrofit kit changes (kits and/or information), training, flight services, maintenance and repair of Aircraft (Additional Services). Such Additional Services will be subject to a mutually acceptable price, schedule, scope of work and other applicable terms and conditions. The DISCLAIMER AND RELEASE and the EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions in Article 11 of Part 2 of Exhibit C of the AGTA and the insurance provisions in Article 8.2 of the AGTA will apply to any such work. Title to and risk of loss of any such Aircraft will always remain with Customer.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600105
AGTA Terms Updates	LA Page 25
BOEING PROPRIETARY

787      CUSTOMER SUPPORT DOCUMENT

PART 3:      TECHNICAL INFORMATION AND MATERIALS

1.	General.

Materials are defined as any and all items that are created by Boeing or a third party, which are provided directly or indirectly from Boeing and serve primarily to contain, convey or embody information. Materials may include either tangible embodiments (for example, documents or drawings), or intangible embodiments (for example, software and other electronic forms) of information but excludes Aircraft Software. Aircraft Software is defined as software that is installed on and used in the operation of the Aircraft.

Customer Information is defined as that data provided by Customer to Boeing which falls into one of the following categories: (i) aircraft operational information (including, but not limited to, flight hours, departures, schedule reliability, engine hours, number of aircraft, aircraft registries, landings, and daily utilization and schedule interruptions for Boeing model aircraft); (ii) summary and detailed shop findings data; (iii) aircraft readiness log data; (iv) non-conformance reports; (v) line maintenance data; (vi) airplane message data, (vii) scheduled maintenance data; (viii) service bulletin incorporation; and (ix) aircraft data generated or received by equipment installed on Customer’s aircraft in analog or digital form including but not limited to information regarding the state, condition, performance, location, setting, or path of the aircraft and associated systems, sub-systems and components

Upon execution by Customer of Boeing’s standard form Customer Services General Terms Agreement, Supplemental Agreement for Electronic Access and, as required, the applicable Boeing licensed software order, Boeing will provide to Customer through electronic access certain Materials to support the maintenance and operation of the Aircraft. Such Materials will, if applicable, be prepared generally in accordance with Aerospace Industries Association Specification 1000D (S1000D) and Air Transport Association of America (ATA) iSpec 2200, entitled “Information Standards for Aviation Maintenance.” Materials not covered by iSpec 2200 will be provided in a structure suitable for the Material’s intended use. Materials will be in English and in the units of measure used by Boeing to manufacture an Aircraft.

2.	Technical Data and Maintenance Information.

Boeing will provide technical data and maintenance information equivalent to that traditionally provided by Boeing to Customer. Boeing (i) will provide such data and information through electronic access or other means, and (ii) reserves the right to change the format of such data and information, both at its sole discretion. Boeing may elect to fulfill this obligation by revising, as applicable, previously provided technical data and maintenance information.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600105
AGTA Terms Updates	LA Page 26
BOEING PROPRIETARY

3.	Advance Representative Materials.

Boeing will select all advance representative Materials from available sources and whenever possible will provide them through electronic access. Such advance Materials will be for advance planning purposes only.

4.	Configured Maintenance Engineering Materials.

All configured Materials will reflect the configuration of each Aircraft as delivered.

5.	Revisions.

5.1           The schedule for updating certain Materials will be identified in the planning conference. Such updates will reflect changes to Materials developed by Boeing.

5.2           If Boeing receives written notice that Customer intends to incorporate, or has incorporated, any Boeing service bulletin in an Aircraft, Boeing will update Materials reflecting the effects of such incorporation into such Aircraft.

6.	Supplier Technical Data.

6.1           For supplier-manufactured programmed airborne avionics components and equipment classified as Seller Furnished Equipment (SFE) which contain computer software designed and developed in accordance with Radio Technical Commission for Aeronautics Document No. RTCA/DO-178B dated December 1, 1992 (with an errata issued on March 26, 1999), or later as available, Boeing will request that each supplier of the components and equipment make software documentation available to Customer.

6.2           The provisions of this Article will not be applicable to items of BFE.

6.3           Prior to the scheduled delivery month of the first Aircraft, Boeing will furnish to Customer copies of the documents which identify the terms and conditions of the product support agreements between Boeing and its suppliers Product Support and Assurance Agreements (PSAA).

7.	Buyer Furnished Equipment Data.

Boeing will incorporate BFE maintenance information, as applicable, into the configured Materials provided Customer makes the information available to Boeing at least nine (9) months prior to the scheduled delivery month of each Aircraft. Boeing will incorporate such BFE maintenance information into the Materials prior to delivery of each Aircraft reflecting the configuration of that Aircraft as delivered. Upon Customer’s request, Boeing may provide update service after delivery to such information subject to the terms of Part 2, Article 2.3 relating to Additional Services. Customer agrees to furnish all BFE maintenance information in Boeing’s standard digital format, ATA Spec 2000.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600105
AGTA Terms Updates	LA Page 27
BOEING PROPRIETARY

8.	Customer’s Shipping Address.

From time to time Boeing may furnish certain Materials or updates to Materials by means other than electronic access. Customer will specify a single address and Customer will promptly notify Boeing of any change to that address. Boeing will pay the reasonable shipping costs of the Materials. Customer is responsible for any customs clearance charges, duties, and taxes.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600105
AGTA Terms Updates	LA Page 28
BOEING PROPRIETARY

787 CUSTOMER SUPPORT DOCUMENT

PART 4:       ALLEVIATION OR CESSATION OF PERFORMANCE

Boeing will not be required to provide any services, training or other things at a facility designated by Customer if any of the following conditions exist:

1.            a labor stoppage or dispute in progress involving Customer;

2.            wars or warlike operations, riots or insurrections in the country where the facility is located;

3.            any condition at the facility which, in the opinion of Boeing, is detrimental to the general health, welfare or safety of its personnel or their families;

4.            the United States Government refuses permission to Boeing personnel or their families to enter into the country where the facility is located, or recommends that Boeing personnel or their families leave the country; or

After the location of Boeing personnel at the facility, Boeing further reserves the right, upon the occurrence of any of such events, to immediately and without prior notice to Customer relocate its personnel and their families.

Boeing will not be required to provide any Materials at a facility designated by Customer if the United States Government refuses permission to Boeing to deliver Materials to the country where the facility is located.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600105
AGTA Terms Updates	LA Page 29
BOEING PROPRIETARY

787 CUSTOMER SUPPORT DOCUMENT

PART 5:        PROTECTION OF PROPRIETARY INFORMATION AND PROPRIETARY MATERIALS

1.	General.

All Materials provided by Boeing to Customer and not covered by a Boeing CSGTA or other agreement between Boeing and Customer defining Customer’s right to use and disclose the Materials and included information will be covered by and subject to the terms of the AGTA as amended by the terms of the Purchase Agreement. Title to all Materials containing, conveying or embodying confidential, proprietary or trade secret information (Proprietary Information) belonging to Boeing or a third party (Proprietary Materials), will at all times remain with Boeing or such third party. Customer will treat all Proprietary Materials and all Proprietary Information in confidence and use and disclose the same only as specifically authorized in the AGTA as amended by the terms of the Purchase Agreement.

2.	License Grant.

2.1           Boeing grants to Customer a worldwide, non-exclusive, non-transferable license to use and disclose Proprietary Materials in accordance with the terms and conditions of the AGTA as amended by the terms of the Purchase Agreement. Customer is authorized to make copies of Materials (except for Materials bearing the copyright legend of a third party), and all copies of Proprietary Materials will belong to Boeing and be treated as Proprietary Materials under the AGTA as amended by the terms of the Purchase Agreement. Customer will preserve all proprietary legends, and all copyright notices on all Materials and insure the inclusion of those legends and notices on all copies.

2.2           Customer grants to Boeing a perpetual, world-wide, non-exclusive license to use and disclose Customer Information or derivative works thereof in Boeing data and information products and services provided indicia identifying Customer Information as originating from Customer is removed from such Customer Information. This grant is in addition to any other grants of rights in the agreements governing provision of such information to Boeing regardless of whether that information is identified as Customer Information in such agreement.

3.	Use of Proprietary Materials and Proprietary Information.

Customer is authorized to use Proprietary Materials and Proprietary Information for the purpose of: (a) operation, maintenance, repair, or modification of Customer’s Aircraft for which the Proprietary Materials and Proprietary Information have been specified by Boeing and (b) development and manufacture of training devices and maintenance tools for use by Customer.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600105
AGTA Terms Updates	LA Page 30
BOEING PROPRIETARY

4.	Providing of Proprietary Materials to Contractors.

Customer is authorized to provide Proprietary Materials to Customer’s contractors for the sole purpose of maintenance, repair, or modification of Customer’s Aircraft for which the Proprietary Materials have been specified by Boeing. In addition, Customer may provide Proprietary Materials to Customer’s contractors for the sole purpose of developing and manufacturing training devices and maintenance tools for Customer’s use. Before providing Proprietary Materials to its contractor, Customer will first obtain a written agreement from the contractor by which the contractor agrees (a) to use the Proprietary Materials only on behalf of Customer, (b) to be bound by all of the restrictions and limitations of this Part 5, and (c) that Boeing is a third party beneficiary under the written agreement. Customer agrees to provide copies of all such written agreements to Boeing upon request and be liable to Boeing for any breach of those agreements by a contractor. A sample agreement acceptable to Boeing is attached as Appendix VII to the AGTA.

5.	Providing of Proprietary Materials and Proprietary Information to Regulatory Agencies.

5.1           When and to the extent required by a government regulatory agency having jurisdiction over Customer or an Aircraft, Customer is authorized to provide Proprietary Materials and to disclose Proprietary Information to the agency for use in connection with Customer’s operation, maintenance, repair, or modification of such Aircraft. Customer agrees to take all reasonable steps to prevent the agency from making any distribution, disclosure, or additional use of the Proprietary Materials and Proprietary Information provided or disclosed. Customer further agrees to notify Boeing immediately upon learning of any (a) distribution, disclosure, or additional use by the agency, (b) request to the agency for distribution, disclosure, or additional use, or (c) intention on the part of the agency to distribute, disclose, or make additional use of Proprietary Materials or Proprietary Information.

5.2           In the event of an Aircraft or Aircraft systems-related incident, the Customer may suspend, or block access to Customer Information pertaining to its Aircraft or fleet. Such suspension may be for an indefinite period of time.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600105
AGTA Terms Updates	LA Page 31
BOEING PROPRIETARY

787 CUSTOMER SUPPORT DOCUMENT

ATTACHMENT A

787 TRAINING POINTS MENU

Revision Date December 2014

787 Training Courses	Per Class Student Maximum	Total Points Per Class*
Flight - All Flight courses must be taught at a Boeing facility
787 Pilot Transition Course – FAA #	[***]	[***]
787 Pilot Shortened Transition Course – FAA (STAR) #	[***]	[***]
787 Pilot Additional Type Rating – EASA #	[***]	[***]
787 Pilot Prior Experience Course - EASA #	[***]	[***]
777 to 787 Pilot Differences Course #	[***]	[***]
787 Pilot Recurrent Course #	[***]	[***]
787 Pilot Transition Course during Non-social Sessions** #	[***]	[***]
787 Pilot Shortened Transition Course (STAR) during Non-social Sessions** #	[***]	[***]
777 to 787 Pilot Differences Course during Non-social Sessions** #	[***]	[***]
787 Pilot Recurrent Course during Non-social Sessions** #	[***]	[***]
Additional 787 Four Hour Simulator Session (with or without Boeing instructor) #	[***]	[***]
Additional 787 Ground School Training Day (with or without FTD) #	[***]	[***]

Cabin Crew/Door Training
787 Cabin Safety Training (includes Exits/Door Training)	[***]	[***]
787 Emergency Exits/Doors Training Course	[***]	[***]

Maintenance
787 General Familiarization Maintenance Course (web-based)	[***]	[***]
787 General Familiarization Maintenance Course (instructor-led)	[***]	[***]
787 Operations/Handling (web-based)	[***]	[***]
787 Airframe/Powerplant/Electrical/ Avionics (B1/B2 Compliant) Systems Line & Base Maintenance Course #	[***]	[***]
787 EASA Part 147 Approved B2 Electrical/Avionics Line & Base Maintenance Course #	[***]	[***]
787 Engine Run-Up Course #	[***]	[***]
787 Aircraft Rigging Course	[***]	[***]
787 Fiber Optics Course #	[***]	[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600105
AGTA Terms Updates	LA Page 32
BOEING PROPRIETARY

787 Repair of Advanced Composite Structures for Technicians Course #	[***]	[***]
787 Composite Repair & Design for Engineers #	[***]	[***]
787 Composite Repair for Inspectors #	[***]	[***]
787-8 to 787-9 or -9 to -8 Maintenance Training Differences Class	[***]	[***]

Generic Training Courses
Corrosion Prevention & Control Course	[***]	[***]
Composite/Metal Bond Part I - Introduction to Advanced Composite Materials and Metal Bond Repair #	[***]	[***]
Composite/Metal Bond Part II - Basic Composite Repair for Technicians #	[***]	[***]
Composite/Metal Bond Part III - Advanced Composite Component Repair #	[***]	[***]
Composite/Metal Bond Part IV - Advanced Composite Repair for Technicians #	[***]	[***]
Composite/Metal Bond Part V - Metal Bond Repair for Technicians #	[***]	[***]
Repair of Advanced Composite Structures for Engineers	[***]	[***]
Composite Repair Design with Practical Application #	[***]	[***]

CBT Products	For Customer’s Internal Use Only CBT License
Flight
[********************]Or

Initial Transition CBT	[********************]

[********************]Or

STAR CBT	[********************]

787 Cabin Safety Training CBT	[********************]
Maintenance
Line and Base Systems CBT (excludes Line Oriented Scenarios)	[********************]

*[********************].

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600105
AGTA Terms Updates	LA Page 33
BOEING PROPRIETARY

**Non-social Sessions are those in which any part of the session falls between midnight and 06:00 A.M. local time. To qualify for this discount all simulator sessions for a given course must be scheduled as Non-social Sessions.

# Courses must be taught at a Boeing facility.

The courses and products listed in this Attachment A are subject to change from time to time as new courses are added and courses are removed. Boeing reserves the right to change course offering at its own discretion.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600105
AGTA Terms Updates	LA Page 34
BOEING PROPRIETARY

ENGINE ESCALATION,

ENGINE WARRANTY AND PATENT INDEMNITY

between

THE BOEING COMPANY

and

China Southern Airlines Company Limited

with

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

as Consenting Party

Supplemental Exhibit EE1

to Purchase Agreement Number PA-04455

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600105
AGTA Terms Updates	LA Page 35
BOEING PROPRIETARY

ENGINE ESCALATION

ENGINE WARRANTY AND PATENT INDEMNITY

relating to

BOEING MODEL 787-9 AIRCRAFT

1.	ENGINE ESCALATION.

The Aircraft Basic Price of each Aircraft set forth in Table 1 of the Purchase Agreement includes an aggregate price for General Electric Aircraft GEnx series engines and all accessories, equipment and parts provided by the engine manufacturer (Engines). The adjustment in Engine Price applicable to each Aircraft (Engine Price Adjustment) will be determined at the time of Aircraft delivery in accordance with the following formula:

[*****]	[*****]

Where:

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]
[*****]

Where:

[*****]	[*****]

[*****]	is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics, Employment Cost Index for NAICS Aircraft Manufacturing - Wages and Salaries (Series ID CIU2023211000000I), calculated by establishing a three (3) month arithmetic average value (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th and 13th months prior to the month of scheduled delivery of the applicable Aircraft. As the Employment Cost Index values are only released on a quarterly basis, the value released for the first quarter will be used for the months of January, February and March; the value released for the second quarter will be used for the months of April, May and June; the value released for the third quarter will be used for the months of July, August and September; the value released for the fourth quarter will be used for the months of October, November and December.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600105
AGTA Terms Updates	LA Page 36
BOEING PROPRIETARY

[*****]	[*****]
[*****]

Where:

[*****]	[*****]

[*****]	is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics, Producer Prices and Price Index - Industrial Commodities Index (BLS Series ID WPU03THRU15), calculated as a three (3) month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th and 13th months prior to the month of scheduled delivery of the applicable Aircraft.

[*****]	[*****]

Where:

[*****]	is the number of calendar months which have elapsed from the Airframe Price Base Year and month up to and including the month of delivery, both as shown in Table 1 of the Purchase Agreement. The entire calculation of [*****] will be rounded to four (4) places, and the final value of B will be rounded to the nearest dollar.

As an example, for an Aircraft scheduled to be delivered in the month of July, the months June, July and August of the preceding year will be utilized in determining the value of [*****].

NOTE:

(i)	In determining the values of [*****], all calculations and resulting values will be expressed as a decimal rounded to the nearest ten-thousandth.

(ii)	[*****] is the numeric ratio attributed to labor in the Engine Price Adjustment formula.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600105
AGTA Terms Updates	LA Page 37
BOEING PROPRIETARY

(iii)	[*****] is the numeric ratio attributed to materials in the Engine Price Adjustment formula.

(iv)	The [*****]are the actual average values reported by the U.S. Department of Labor, Bureau of Labor Statistics. The actual average values are calculated as a three (3) month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th and 13th months prior to the Engine Price base year. The applicable base year and corresponding denominator is provided by Boeing in Table 1 of this Purchase Agreement.

(v)	The final value of [*****] will be rounded to the nearest dollar.

(vi)	The Engine Price Adjustment will not be made if it will [*****] Engine Price.

2.	Values to be Utilized in the Event of Unavailability.

2.1           If the Bureau of Labor Statistics substantially revises the methodology used for the determination of the values to be used to determine the [*****] values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Engine Price Adjustment, General Electric Aircraft agrees to meet jointly with Boeing and the Customer (to the extent such parties may lawfully do so) prior to the delivery of any such Aircraft, select a substitute from other Bureau of Labor Statistics data or similar data reported by non-governmental organizations. Such substitute will result in the same adjustment, insofar as possible, as would have been calculated utilizing the original values adjusted for fluctuation during the applicable time period. However, if within [*****] after delivery of the Aircraft, the Bureau of Labor Statistics should resume releasing values for the months needed to determine the Engine Price Adjustment, such values will be used to determine any increase or decrease in the Engine Price Adjustment for the Engine from that determined at the time of delivery of the Aircraft.

2.2           Notwithstanding Article 2.1 above, if prior to the scheduled delivery month of an Aircraft the Bureau of Labor Statistics changes the base year for determination of the [*****] as defined above, such re-based values will be incorporated in the Engine Price Adjustment calculation.

2.3           In the event escalation provisions are made non-enforceable or otherwise rendered void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to equitably adjust the Engine Price of any affected Aircraft to reflect an allowance for increases or decreases consistent with the applicable provisions of paragraph 1 of this Supplemental Exhibit EE1 in labor compensation and material costs occurring since August of the year prior to the price base year shown in the Purchase Agreement.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600105
AGTA Terms Updates	LA Page 38
BOEING PROPRIETARY

2.4           If [**************] of Aircraft delivery, the published index values are revised due to an acknowledged error by the Bureau of Labor Statistics, the Engine Price Adjustment will be re-calculated using the revised index values (this does not include those values noted as preliminary by the Bureau of Labor Statistics). A credit memorandum or supplemental invoice will be issued for the Engine Price Adjustment difference. Interest charges will not apply for the period of original invoice to issuance of credit memorandum or supplemental invoice.

NOTE:

(i)	The values released by the Bureau of Labor Statistics and available to Boeing thirty (30) days prior to the first day of the scheduled delivery month of an Aircraft will be used to determine the [*****] values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Engine Price Adjustment for the Aircraft invoice at the time of delivery. The values will be considered final and no Engine Price Adjustments will be made after Aircraft delivery for any subsequent changes in published Index values, subject always to paragraph 2.4 above.

(ii)	The maximum number of digits to the right of the decimal after rounding utilized in any part of the Engine Price Adjustment equation will be four (4), where rounding of the fourth digit will be increased to the next highest digit when the 5th digit is equal to five (5) or greater.

3.	Engine Warranty.

Boeing has obtained from General Electric Company (GE) the right to extend to Customer the provisions of GE's warranty as set forth below (herein referred to as Warranty); subject, however, to Customer's acceptance of the conditions set forth herein. Accordingly, Boeing hereby extends to Customer and Customer hereby accepts the provisions of GE's Warranty as hereinafter set forth, and such Warranty will apply to all GEnx type engines (including all Modules and Parts thereof), as such terms are defined in the Warranty (GEnx type Engines) installed in the Aircraft at the time of delivery or purchased from Boeing by Customer for support of the Aircraft except that, if Customer and GE have executed, or hereinafter execute, a general terms agreement (Engine GTA), then the terms of the Engine GTA will be substituted for and supersede the provisions of the Warranty and the Warranty will be of no force or effect and neither Boeing nor GE will have any obligation arising there from. In consideration for Boeing's extension of the GE Warranty to Customer, Customer hereby releases and discharges Boeing from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of such GEnx type Engines and Customer hereby waives releases and renounces all its rights in all such claims, obligations and liabilities.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600105
AGTA Terms Updates	LA Page 39
BOEING PROPRIETARY

The Warranty is contained in the Warranty and Product Support Plan set forth in Exhibit C to the applicable purchase contract between GE and Boeing. Copies of the Warranty and Product Support Plan will be provided to Customer by Boeing upon request.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600105
AGTA Terms Updates	LA Page 40
BOEING PROPRIETARY

SERVICE LIFE POLICY COMPONENTS

between

THE BOEING COMPANY

and

China Southern Airlines Company Limited

with

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

as Consenting Party

Supplemental Exhibit SLP1

to Purchase Agreement Number PA-04455

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600105
AGTA Terms Updates	LA Page 41
BOEING PROPRIETARY

SERVICE LIFE POLICY COMPONENTS

relating to

BOEING MODEL 787-9 AIRCRAFT

This is the listing of SLP Components for the Aircraft which relate to Part 3, Boeing Service Life Policy of Exhibit C, Product Assurance Document to the AGTA and is a part of Purchase Agreement No. PA-04455.

1.	Wing.

(i)	Upper and lower wing skins and stiffeners between the forward and rear wing spars.

(ii)	Wing spar webs, chords and stiffeners.

(iii)	Inspar wing ribs.

(iv)	Inspar splice plates and fittings.

(v)	Main landing gear support structure.

(vi)	End ribs removable outboard wingbox, including spars and skins.

(vii)	Wing center section lower beams, spanwise beams and floor beams, but not the seat tracks attached to floor beams.

(viii)	Wing-to-body structural attachments.

(ix)	Engine pylon support fittings attached directly to wing primary structure.

(x)	Support structure in the wing for spoilers and spoiler actuators; for aileron hinges and reaction links; and for leading edge devices and trailing edge flaps/flapperon.

(xi)	Leading edge device and trailing edge flap support system.

(xii)	Aileron leading edge device and trailing edge flap internal, fixed attachment and actuator support structure.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600105
AGTA Terms Updates	LA Page 42
BOEING PROPRIETARY

2.	Body.

(i)	External surface skins and doublers, longitudinal stiffeners, longerons and circumferential rings and frames between the forward pressure bulkhead and the vertical stabilizer rear spar bulkhead and structural support and enclosure for the APU but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.

(ii)	Window and windshield structure but excluding the windows and windshields.

(iii)	Fixed attachment structure of the passenger doors, cargo doors and emergency exits, excluding door mechanisms and movable hinge components. Sills and frames around the body openings for the passenger doors, cargo doors and emergency exits, excluding scuff plates and pressure seals.

(iv)	Nose wheel well structure, including the wheel well walls, pressure deck, forward and aft bulkheads, and the gear support structure.

(v)	Main gear wheel well pressure deck, bulkheads and landing gear beam structure.

(vi)	Floor beams and support posts in the control cab and passenger cabin area, but excluding seat tracks.

(vii)	Forward and aft pressure bulkheads.

(viii)	Keel structure between the wing front spar bulkhead and the main gear wheel well aft bulkhead, including splices.

(ix)	Wing front and rear spar support bulkheads, and vertical and horizontal stabilizer front and rear spar support bulkheads including terminal fittings but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.

(x)	Support structure in the body for the stabilizer pivot and stabilizer screw.

3.	Vertical Stabilizer.

(i)	External skins between front and rear spars.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600105
AGTA Terms Updates	LA Page 43
BOEING PROPRIETARY

(ii)	Front, rear and auxiliary spars including stiffeners.

(iii)	Attachment fittings between vertical stabilizer and body.

(iv)	Inspar ribs.

(v)	Rudder hinges and supporting ribs, excluding bearings.

(vi)	Support structure in the vertical stabilizer for rudder hinges, reaction links and actuators.

(vii)	Rudder internal, fixed attachment and actuator support structure.

4.	Horizontal Stabilizer.

(i)	External skins between front and rear spars.

(ii)	Horizontal stabilizer main torque box spars.

(iii)	Stabilizer splice fittings, rib, pivot and screw support structure.

(iv)	Support structure in the horizontal stabilizer for the elevator hinges, reaction links and actuators.

(v)	Elevator internal, fixed attachment and actuator support structure.

(vi)	Elevator hinges and supporting ribs, excluding bearings.

5.	Engine Pylon.

(i)	Pylon skins, webs, doublers and stiffeners.

(ii)	Internal pylon chords, frames and bulkheads.

(iii)	Pylon to wing fittings, diagonal brace and links.

(iv)	Engine mount support attached directly to pylon structure.

(v)	Fuse pins.

6.	Main Landing Gear.

(i)	Outer cylinder.

(ii)	Inner cylinder.

(iii)	Upper and lower side brace, including spindles

(iv)	Upper and lower drag brace, including spindles and shackle.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600105
AGTA Terms Updates	LA Page 44
BOEING PROPRIETARY

(v)	Downlock links including spindles.

(vi)	Torsion links.

(vii)	Truck beam.

(viii)	Axles.

7.	Nose Landing Gear.

(i)	Outer cylinder.

(ii)	Inner cylinder, including axle.

(iii)	Upper and lower drag brace.

(iv)	Downlock links.

(v)	Steering support plates, tube and collar.

(vi)	Torsion links.

NOTE:            The Service Life Policy does not cover any bearings, bolts, bushings, clamps, brackets, actuating mechanisms or latching mechanisms used in or on the SLP Components.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600105
AGTA Terms Updates	LA Page 45
BOEING PROPRIETARY

GUN-PA-04455-LA-1600105

China Southern Airlines Company Limited

No. 278, Jichang Road,

Baiyun District, Guangzhou,

People's Republic of China, 510406

Subject:	AGTA Terms Updates

Reference:	Purchase Agreement No. PA-04455 (Purchase Agreement) between The Boeing Company (Boeing) and China Southern Airlines Company Limited (Customer) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (Consenting Party) relating to Model 787-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1.	AGTA Basic Articles.

Article 2.1.1, “Airframe Price”, of the basic articles of the AGTA is revised to read as follows:

2.1.1       Airframe Price is defined as the price of the airframe for a specific model of aircraft described in a purchase agreement. (For certain model aircraft, as reflected in the purchase agreement, the Airframe Price includes the engine price at its basic thrust level).

Article 2.1.3, “Engine Price”, of the basic articles of the AGTA is revised to read as follows:

2.1.3       Engine Price is defined as the price set by the engine manufacturer for a specific engine to be installed on the model of aircraft described in a purchase agreement (not applicable to certain models of aircraft as reflected in the purchase agreement).

Article 2.1.5, “Escalation Adjustment”, of the basic articles of the AGTA is revised to read as follows:

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600105
AGTA Terms Updates	LA Page 46
BOEING PROPRIETARY

2.1.5       Escalation Adjustment is defined as the price adjustment to the Airframe Price (which includes the basic engine price for certain models of aircraft as reflected in the purchase agreement) and the Optional Features Prices resulting from the calculation using the economic price formula contained in the Airframe and Optional Features Escalation Adjustment supplemental exhibit to the applicable purchase agreement. The price adjustment to the Engine Price will be calculated using the economic price formula in the Engine Escalation Adjustment supplemental exhibit to the applicable purchase agreement when the Airframe Price does not include the engine price at its basic thrust level as reflected in the purchase agreement.

2.	AGTA – Appendix I “Sample Insurance Certificate”.

Appendix I, entitled “SAMPLE Insurance Certificate”, under the LIMITS OF LIABILITY section, the aircraft models and corresponding insurance amounts are hereby revised as follows:

737	[*****************]
747, 767, 777, & 787	[*****************]

3.	AGTA - Exhibit C “Product Assurance Document”.

Warranty Periods. Part 2, Article 3.1, of Exhibit C to the AGTA is amended to read as follows:

3.1          Warranty. The warranty period begins on the date of aircraft or Boeing Product delivery (Delivery) and ends at the applicable time specified in subsections 3.1 (i) through 3.1 (iii) below:

(i)	for all Boeing aircraft models except 767 model aircraft, the warranty period ends forty-eight (48) months after Delivery;

(ii)	in addition, for a Boeing Product installed at the time of delivery in a 787 model aircraft but not inspected during the initial forty-eight (48) month warranty period, the warranty period continues until the date upon which Customer first inspects such Boeing Product pursuant to its Boeing Maintenance Planning Data Document but not later than twelve (12) years after Delivery of such 787 aircraft;

(iii)	for Boeing aircraft model 767, the warranty period ends thirty-six (36) months after such Delivery.

Filing a Claim. Part 2, Article 6.2.1, of Exhibit C to the AGTA is amended to add the following provision:

(xi)	for 787 model aircraft claims submitted after the forty-eight (48) month warranty period, the specific reference within the Boeing Maintenance Planning Data Document to the inspection requirement for such Boeing Product.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600105
AGTA Terms Updates	LA Page 47
BOEING PROPRIETARY

Service Life Policy. Part 3, Article 2.2, of Exhibit C to the AGTA is amended and inserted for 787 model aircraft to read as follows:

2.2          SLP Policy Periods.

2.2.1           The policy period for SLP Components initially installed on a 787 model aircraft is [***********] after the date of delivery of the aircraft.

2.2.2           The policy period for SLP Components purchased from Boeing by Customer as spare parts for 787 model aircraft is [***********]from delivery of such SLP Component or [***********] from the date of delivery of the last 787 model aircraft produced by Boeing, whichever first expires.

Price. Part 3, Article 3, of Exhibit C to the AGTA is amended and inserted to read as follows:

3.	Price.

The price Customer will pay for replacement of a failed SLP Component will be calculated pursuant to the following formulas:

(i)	For 787 aircraft only:

[****]	[****]
[****]

where:

[****]	price to Customer for the replacement part

[****]	SLP Component sales price at time of Correction

[****]	total age in months of the defective or failed SLP Component from the date of delivery to Customer to the date of discovery of such condition and is greater than 48 months.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600105
AGTA Terms Updates	LA Page 48
BOEING PROPRIETARY

Very truly yours,

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY

By

Its	Attorney-In-Fact

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By

Its

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By

Its

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600105
AGTA Terms Updates	LA Page 49
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

GUN-PA-04455-LA-1600109

China Southern Airlines Company Limited

No. 278, Jichang Road,

Baiyun District, Guangzhou,

People's Republic of China, 510406

Subject:	787 Customer Support – Additional Minor Model 787-9 Aircraft

Reference:	Purchase Agreement No. PA-04455 (Purchase Agreement) between The Boeing Company (Boeing) and China Southern Airlines Company Limited (Customer) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (Consenting Party) relating to Model 787-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1.            Customer currently operates an aircraft of the same model type as the Aircraft. In support of the Aircraft, Boeing offers the additional customer support provided in this Letter Agreement.

2.            Customer is awarded a total of [***********] in accordance with Supplemental Exhibit CS1. Customer may exchange Training Points for any of the training courses described on Attachment A to this Letter Agreement at the point values described on Attachment A or for any of the training courses described in Supplemental Exhibit CS1 (CS1) to the Purchase Agreement. At the end of the Training Program Period, as defined in CS1, any unused Training Points will expire.

3.            Minor Model Difference Training and Entitlements.

3.1           Maintenance Planning Assistance. Upon request, Boeing will provide assistance in identifying the impact to Customer’s maintenance program resulting from minor model differences between the Aircraft and an aircraft of the same model currently operated by Customer.

3.2           ETOPS Maintenance Planning Assistance. Upon request, Boeing will provide assistance in identifying the impact to Customer’s ETOPS maintenance program resulting from minor model differences between the Aircraft and an aircraft of the same model currently operated by Customer.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600109
Customer Support-Code 3-787	LA Page 1
BOEING PROPRIETARY

3.3           GSE/Shops/Tooling Consulting. Upon request, Boeing will provide assistance to Customer in identifying the impact to Customer’s maintenance tools and ground support equipment resulting from the minor model differences between the Aircraft and an aircraft of the same model currently operated by Customer.

3.4           Flight Operations Services. Boeing will revise, as applicable, flight data, documents and software provided with previously delivered aircraft.

3.5           Technical Data and Maintenance Information. Boeing will provide technical data and maintenance information equivalent to that traditionally provided. Boeing (i) will provide such data and information through electronic access or other means, and (ii) reserves the right to change the format of such data and information, both at its sole discretion. Boeing may elect to fulfill this obligation by revising, as applicable, previously provided technical data and maintenance information.

3.6           Spares. Boeing will revise, as applicable, the customized Recommended Spares Parts List (RSPL).

4.            Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the owner or operator of the Aircraft and cannot be assigned in whole or, in part.

5.            Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who are under an obligation not to disclose its contents to any other person or entity without the prior written consent of Boeing.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600109
Customer Support-Code 3-787	LA Page 2
BOEING PROPRIETARY

Very truly yours,

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY

By

Its	Attorney-In-Fact

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By

Its

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By

Its

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600109
Customer Support-Code 3-787	LA Page 3
BOEING PROPRIETARY

ATTACHMENT A

787 DIFFERENCES TRAINING POINTS MENU

787 Training Courses	Per Class Student Maximum	Total Points Per Class*
Maintenance
[******************************************]	[***]	[***]

* Points per Class are based upon training conducted according to Boeing’s standard training courses. Extended or modified courses will require point adjustment to reflect altered work statement or duration.

The courses and products listed in this Attachment A are subject to change from time to time as new courses are added and courses are removed. Boeing reserves the right to change course offering at its own discretion.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600109
Customer Support-Code 3-787	LA Page 4
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

GUN-PA-04455-LA-1600110

China Southern Airlines Company Limited

No. 278, Jichang Road,

Baiyun District, Guangzhou,

People's Republic of China, 510406

Subject:	Model 787 e-Enabling Software Matters

Reference:	a) Purchase Agreement No. PA-04455 (Purchase Agreement) between The Boeing Company (Boeing) and China Southern Airlines Company Limited (Customer) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (Consenting Party) relating to Model 787-9 aircraft (Aircraft)

b) Customer Services General Terms Agreement No. CSGTA-1B-1 (CSGTA) between Boeing and Customer, including Supplemental Agreement for Electronic Access (SA-EA), Supplemental Agreement for e-Enabling (SA-eE), and 787-9 Software License Orders (collectively referred to herein as the CSGTA)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.            Customer’s Aircraft is equipped with onboard loadable hardware, including such hardware as the [**************] and the [*******************]. Boeing will load certain data and install certain Boeing e-Enabling software, as set forth in the Purchase Agreement and the 787 Software License Orders, on the loadable hardware. All such e-Enabling software licensed from Boeing will be considered “Materials”, and not “Aircraft Software”, as these terms are defined in the Purchase Agreement.

2.            Certain technical data and maintenance information specified in Article 3 of Part 3 of Supplemental Exhibit CS1 to the Purchase Agreement may be provided in software media, made available for loading onto Customer’s maintenance laptop or conveyed through electronic access. Such data and the software required to access such data and information will be considered “Materials”, and not “Aircraft Software” even when used onboard the Aircraft.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600110
e-Enabling Software Matters-787	LA Page 1
BOEING PROPRIETARY

3.	Additional Terms and Conditions.

Boeing will license and load or install the above Materials on the following conditions:

(i)	Notwithstanding any provision in the Purchase Agreement to the contrary, the license and access to the Materials referred to in Articles 1 and 2, above, as well as the provision and license of the Software Developer Kits (SDKs) for the EFB and the Core Network, will be pursuant to the terms and conditions of the CSGTA; and

(ii)	The DISCLAIMER AND RELEASE in Article 11.1 and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions in Article 11.2 of Part 2 of Exhibit C of the AGTA and the insurance provisions of Article 8.2 of the AGTA will apply to Boeing’s loading/installation of the Materials.

The CSGTA must be executed between Boeing and Customer no later than [**************] prior to delivery of Customer’s first 787 Aircraft.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600110
e-Enabling Software Matters-787	LA Page 2
BOEING PROPRIETARY

Very truly yours,

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY

By

Its	Attorney-In-Fact

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By

Its

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By

Its

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600110
e-Enabling Software Matters-787	LA Page 3
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

GUN-PA-04455-LA-1600111

China Southern Airlines Company Limited

No. 278, Jichang Road,

Baiyun District, Guangzhou,

People's Republic of China, 510406

Subject:	Special Escalation Program

Reference:	Purchase Agreement No. PA-04455 (Purchase Agreement) between The Boeing Company (Boeing) and China Southern Airlines Company Limited (Customer) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (Consenting Party) relating to Model 787-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1.	Definitions.

Escalation Notice means the written communication provided by Boeing to Customer in accordance with the requirements of Article 8.1, below.

Program Aircraft means each Aircraft specified in Table 1 of the Purchase Agreement as of the date of this Letter Agreement.

2.	Applicability.

Notwithstanding any other provision of the Purchase Agreement to the contrary, the parties agree that the Escalation Adjustment for the Airframe Price and Optional Features Prices for each Program Aircraft will be determined in accordance with this Letter Agreement.

3.	Escalation Forecast.

Boeing will release an escalation forecast in February and August of each year based on Boeing’s then current standard [***********] escalation formula. Only one escalation forecast will be used to conduct the escalation analysis performed in accordance with Article 8.1, below, for a given Program Aircraft. The escalation forecast applicable to a given Program Aircraft is set forth in Attachment A of this Letter Agreement.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600111
Special Escalation Program	LA Page 1
BOEING PROPRIETARY

4.	Capped Escalation

4.1.	Boeing will cap the Escalation Adjustment for the Airframe Price and Optional Features Prices of each Program Aircraft for the period beginning [*****************], in accordance with the terms of this Letter Agreement.

4.2.	The Escalation Adjustment for the Airframe Price and Optional Features Prices of each Program Aircraft will be capped during the Capped Period at a variable rate between [***********] and [***********] unless the escalation forecast, as set forth in Article 3, projects a cumulative annual escalation factor that exceeds [***********] cumulative annual escalation factor for the scheduled delivery month of any Program Aircraft that is scheduled to deliver within the time period applicable to such escalation forecast. See attachment B (Capped Factor).

5.	Equal to [**************************] Cumulative Annual Escalation during the Capped Period.

If the cumulative annual escalation factor, as determined in accordance with Supplemental Exhibit AE1 at time of delivery of Program Aircraft, produces an escalation rate of [***********************************] cumulative annual escalation for such Program Aircraft, then the escalation rate so produced shall apply to the Airframe Price and the Optional Features Prices for such Program Aircraft.

6.	Greater than [******************************] [**********************] Cumulative Annual Escalation during the Capped Period

If the cumulative annual escalation factor, as determined in accordance with Supplemental Exhibit AE1 at time of delivery of Aircraft, produces an escalation rate of greater than [**********************] [*************************] cumulative annual escalation for such Program Aircraft, then the escalation rate shall be equal to [***********] cumulative annual escalation.

7.	Greater than [*****************************] [******************************] Cumulative Annual Escalation during the Capped Period.

If the cumulative annual escalation factor, as determined in accordance with Supplemental Exhibit AE1 at time of delivery of Aircraft, [*******************] cumulative annual escalation [***************************************] cumulative annual escalation for such Aircraft, then the escalation rate shall be [**************************] cumulative annual escalation [*******************] [************************], up to a maximum of [***********] cumulative annual escalation.

8.	Greater than [***********] Cumulative Annual Escalation forecasted for the Capped Period.

8.1.	If the escalation forecast, as set forth in Article 3, above, projects a cumulative annual escalation factor that exceeds [***********] cumulative annual escalation factor, as set forth in Attachment B, for the scheduled delivery month of any Program Aircraft that is scheduled to deliver within the time period applicable to such escalation forecast, as set forth in Attachment A, then Boeing shall issue an Escalation Notice to the Customer by the date set forth in Attachment A. Such Escalation Notice shall either:

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600111
Special Escalation Program	LA Page 2
BOEING PROPRIETARY

8.1.1.	Limit the rate of escalation applicable to the Airframe Price and Optional Features Prices for such affected Program Aircraft to [***********] cumulative annual escalation; or

8.1.2.	Provide Customer [***************************************************] cumulative annual escalation plus a calculation methodology to account for any escalation over [***********], and this formula must be mutually agreed to by both parties.

8.1.3.	If neither 8.1.1 nor 8.1.2 occurs, then [*************************************].

8.2.	If Boeing or Customer exercise the option described in Article 8.1.3 above, then [*********************] shall notify the other in writing of its election to exercise the option contained in Article 8.1.3 above within [*********] days of its receipt of the Escalation Notice from Boeing. In the event Customer exercises its option in accordance with Article 8.1.3 above, then Boeing will promptly return to Customer, without interest, an amount equal to all advance payments paid by Customer for the terminated Program Aircraft.

8.2.1.	Within [******************************************************************] under Article 8.2 above, Boeing may elect by written notice to Customer to purchase from Customer any BFE related to such [*************************] at the invoice prices paid, or contracted to be paid, by Customer.

8.2.2.	Should Customer fail to issue any notice to Boeing in accordance with Article 8.2 above, then the Escalation Adjustment for the Airframe Price and Optional Features Prices for such Program Aircraft shall be calculated in accordance with Supplemental Exhibit AE1.

8.3.	Should Boeing fail to issue an Escalation Notice to Customer in accordance with Article 8.1, then the escalation adjustment for the Airframe Price and Optional Features Prices for such Program Aircraft shall be calculated in accordance with Article 8.1.1 above.

9.	Applicability to Other Financial Consideration.

The escalation adjustment for any other sum, identified in the Purchase Agreement as subject to escalation pursuant to Supplemental Exhibit AE1, and which pertains to the Program Aircraft will be calculated using the escalation methodology established in this Letter Agreement for such Program Aircraft notwithstanding any other provisions of the Purchase Agreement to the contrary.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600111
Special Escalation Program	LA Page 3
BOEING PROPRIETARY

10.	Assignment.

Except for an assignment by Customer to a wholly-owned subsidiary as permitted under Article 9, entitled “Assignment, Resale, or Lease” of the AGTA, this Letter Agreement is provided as an accommodation to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned in whole or in part.

11.	Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents, except for as required by applicable laws or regulations, to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600111
Special Escalation Program	LA Page 4
BOEING PROPRIETARY

Very truly yours,

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY

By

Its	Attorney-In-Fact

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By

Its

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By

Its

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600111
Special Escalation Program	LA Page 5
BOEING PROPRIETARY

ATTACHMENT A

Escalation Forecast & Escalation Notice Date

Escalation Forecast	Applicable to Program Aircraft Delivering in Time Period	Escalation Notice Date
[***********]	[***********]	[***********]
[***********]	[***********]	[***********]
[***********]	[***********]	[***********]
[***********]	[***********]	[***********]
[***********]	[***********]	[***********]
[***********]	[***********]	[***********]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600111
Special Escalation Program	LA Page 6
BOEING PROPRIETARY

ATTACHMENT B

Escalation Factors

Airframe Price Base Year: [***********]

Beginning of Capped Period: [***********]

End of Capped Period: [***********]

Delivery Date	[***********] Escalation Factors	[***********] Escalation Factors
[***********]	[***********]	[***********]
[***********]	[***********]	[***********]
[***********]	[***********]	[***********]
[***********]	[***********]	[***********]
[***********]	[***********]	[***********]
[***********]	[***********]	[***********]
[***********]	[***********]	[***********]
[***********]	[***********]	[***********]
[***********]	[***********]	[***********]
[***********]	[***********]	[***********]
[***********]	[***********]	[***********]
[***********]	[***********]	[***********]
[***********]	[***********]	[***********]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600111
Special Escalation Program	LA Page 7
BOEING PROPRIETARY

[***********]	[***********]	[***********]
[***********]	[***********]	[***********]
[***********]	[***********]	[***********]
[***********]	[***********]	[***********]
[***********]	[***********]	[***********]
[***********]	[***********]	[***********]
[***********]	[***********]	[***********]
[***********]	[***********]	[***********]
[***********]	[***********]	[***********]
[***********]	[***********]	[***********]
[***********]	[***********]	[***********]
[***********]	[***********]	[***********]
[***********]	[***********]	[***********]
[***********]	[***********]	[***********]
[***********]	[***********]	[***********]
[***********]	[***********]	[***********]
[***********]	[***********]	[***********]
[***********]	[***********]	[***********]
[***********]	[***********]	[***********]
[***********]	[***********]	[***********]
[***********]	[***********]	[***********]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600111
Special Escalation Program	LA Page 8
BOEING PROPRIETARY

[***********]	[***********]	[***********]
[***********]	[***********]	[***********]
[***********]	[***********]	[***********]
[***********]	[***********]	[***********]
[***********]	[***********]	[***********]
[***********]	[***********]	[***********]
[***********]	[***********]	[***********]
[***********]	[***********]	[***********]
[***********]	[***********]	[***********]
[***********]	[***********]	[***********]
[***********]	[***********]	[***********]
[***********]	[***********]	[***********]
[***********]	[***********]	[***********]
[***********]	[***********]	[***********]
[***********]	[***********]	[***********]
[***********]	[***********]	[***********]
[***********]	[***********]	[***********]
[***********]	[***********]	[***********]
[***********]	[***********]	[***********]
[***********]	[***********]	[***********]
[***********]	[***********]	[***********]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600111
Special Escalation Program	LA Page 9
BOEING PROPRIETARY

[***********]	[***********]	[***********]
[***********]	[***********]	[***********]
[***********]	[***********]	[***********]
[***********]	[***********]	[***********]
[***********]	[***********]	[***********]
[***********]	[***********]	[***********]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600111
Special Escalation Program	LA Page 10
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

GUN-PA-04455-LA-1600112

China Southern Airlines Company Limited

No. 278, Jichang Road,

Baiyun District, Guangzhou,

People's Republic of China, 510406

Subject:	Special Matters relating to COTS Software and End User License Agreements

Reference:	Purchase Agreement No. PA-04455 (Purchase Agreement) between The Boeing Company (Boeing) and China Southern Airlines Company Limited (Customer) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (Consenting Party) relating to Model 787-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

Recitals

1.	Certain third party, commercial off-the-shelf software products are available to perform various functions required in the Aircraft (COTS Software).

2.	The industry practice with respect to COTS Software is to permit manufacturers to install the software in products for sale to customers. The manufacturer is required to pass to the customer an End User License Agreement (EULA), which covers the right to use the COTS Software. The EULA’s also require each user of the product to further license the software and pass the EULA to any user to whom he transfers the product.

3.	Because of the described industry practice with respect to COTS Software, Boeing does not acquire title to COTS Software and cannot pass title to COTS Software at the time of delivery of the Aircraft.

4.	Therefore, the parties desire to amend certain provisions of the Purchase Agreement to properly reflect the respective rights and obligations of the parties with respect to the COTS Software included in the Aircraft.

GUN-PA-04455-LA-1600112
EULA Special Matters	LA Page 1
BOEING PROPRIETARY

Agreement

1.	Prior to delivery of the Aircraft, Boeing will make available to Customer copies of all EULA’s applicable to the Aircraft, and Customer agrees to comply with all provisions of the applicable EULA’s.

5.	Notwithstanding the provisions of Article 6.3 of the AGTA, at delivery of each Aircraft, Boeing will provide Customer [*******************************************].

6.	In connection with any sale or other transfer of the Aircraft, Customer agrees to comply with all provisions of the applicable EULA’s, including without limitation the re-licensing of the software to Customer’s transferee and the flow down within such license of the further requirement that Customer’s transferee comply with and flow to other transferees the obligations of the EULA.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600112
EULA Special Matters	LA Page 2
BOEING PROPRIETARY

Very truly yours,

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY

By

Its	Attorney-In-Fact

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By

Its

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By

Its

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600112
EULA Special Matters	LA Page 3
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

GUN-PA-04455-LA-1600113

China Southern Airlines Company Limited

No. 278, Jichang Road,

Baiyun District, Guangzhou,

People's Republic of China, 510406

Subject:	Government Approval Matters

Reference:	Purchase Agreement No. PA-04455 (Purchase Agreement) between The Boeing Company (Boeing) and China Southern Airlines Company Limited (Customer) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (Consenting Party) relating to Model 787-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.    Government Approval. Boeing and Customer both acknowledge that it is necessary for Customer to obtain government approval to import the Aircraft into [************************************]. Customer agrees to use best efforts to obtain Government Approval and notify Boeing promptly in writing as soon as approval has been obtained. In cooperation with Customer, Boeing shall provide reasonable assistance to Customer in preparing informational materials relating to the Purchase Agreement and the Aircraft which Customer advises are reasonably required for the Government Approval process. Customer shall advise Boeing as soon as practical of the specific assistance which Customer plans to request from Boeing.

2.    Flexibility. Boeing and Customer will work together, to help Customer [*********************************************]. If Customer is not current with advance payments for all Aircraft per the Purchase Agreement, then Boeing may, after consultation with Customer [****************************], take one or more of the actions set forth below for the Aircraft as it deems appropriate based on Boeing’s production considerations and requirements, while expressly reserving all of Boeing’s rights and remedies under law.

2.1.	Reschedule Aircraft. Boeing may reschedule any or all of the Aircraft. Boeing, after consultation with Customer, will give [***************************] advance notice of any such Aircraft rescheduling, and will not reschedule Aircraft for which Customer becomes current with advance payments prior to the expiration of such [***************************]notification period.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600113
Government Approval Matters	LA Page 1
BOEING PROPRIETARY

The following terms shall apply to the rescheduled Delivery Period Aircraft.

2.1.1.	The [***************************] for each such rescheduled Aircraft will be calculated to the revised delivery month in accordance with the provisions of the Purchase Agreement.

2.1.2.	Advance payments for each such rescheduled Aircraft will be [***************************] in accordance with the provisions of the Purchase Agreement.

2.1.3.	The Advance Payment Base Price [***************************] in accordance with the provisions of the Purchase Agreement. The credit memoranda Boeing provides to the Customer which are noted as [***************************]in accordance with the provisions of the Purchase Agreement.

2.1.4.	In the event of any delivery reschedule performed under this Letter Agreement, Boeing will [***************************] for a particular Aircraft prior to the reschedule of that Aircraft and apply those payments towards the future advance payments for that same rescheduled Aircraft. In no case will Boeing pay interest on any advance payment amounts or early payment resulting from the reschedule of the relevant Aircraft.

2.2.	Terminate Aircraft. Boeing, after consultation with Customer, may terminate the Aircraft by providing Customer with written notice of such termination and shall promptly return to Customer, [***************************] by Customer for the terminated Aircraft.

3.	Confidential Treatment.

Boeing and Customer understand that certain information contained in this Letter Agreement is considered to be confidential. The parties agree that they will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other party, disclose this Letter Agreement or any information contained herein to any other person or entity.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600113
Government Approval Matters	LA Page 2
BOEING PROPRIETARY

Very truly yours,

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY

By

Its	Attorney-In-Fact

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By

Its

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By

Its

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600113
Government Approval Matters	LA Page 3
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

GUN-PA-04455-LA-1600114

China Southern Airlines Company Limited

No. 278, Jichang Road,

Baiyun District, Guangzhou,

People's Republic of China, 510406

Subject:	Liquidated Damages – Non-Excusable Delay

Reference:	Purchase Agreement No. PA-04455 (Purchase Agreement) between The Boeing Company (Boeing) and China Southern Airlines Company Limited (Customer) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (Consenting Party) relating to Model 787-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

Definition of Terms:

Non-Excusable Delay: Delay in delivery of any Aircraft beyond the last day of the delivery month (Scheduled Delivery Month) established in the Purchase Agreement by any cause that is not an Excusable Delay pursuant to Article 7 of the AGTA and for which Customer is otherwise entitled to a remedy from Boeing pursuant to applicable law.

1.	Liquidated Damages.

Boeing agrees to pay Customer liquidated damages for each day of Non-Excusable Delay [************************] (collectively the Non-Excusable Delay Payment Period) at a rate of [*******************]not to [********************] of [**************************] (Liquidated Damages). Liquidated Damages will be payable at actual delivery of the Aircraft.

2.	Interest.

In addition to the Liquidated Damages in section 1, for each day of Non-Excusable Delay in [**********************] days after the Scheduled Delivery Month, Boeing will pay Customer interest calculated as follows (Interest):

The product of the daily interest rate (computed by dividing the interest rate in effect for each day by [*******************] [********************], as the case may be) times the entire amount of advance payments received by Boeing for such Aircraft. The interest rate in effect for each day shall be computed using the [*************************************************], effective the first business day of the calendar quarter and reset each calendar quarter.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600114
Liquidated Damages Non-Excusable Delay	LA Page 1
BOEING PROPRIETARY

Such interest will be calculated on a simple interest basis and paid in full at actual delivery of the Aircraft.

3.	[****************]

Customer will not have the right to refuse to accept delivery of any Aircraft because of a Non-Excusable Delay unless and until the aggregate duration of the Non-Excusable Delay for such Aircraft [***********************] (Non-Excusable Delay Period). Within [***************] of receipt of written notice from Boeing that delivery of an Aircraft will be delayed beyond the Non-Excusable Delay Period, [**********************] Purchase Agreement as to such Aircraft by written or telegraphic notice given to the other. [******************************] within said [********************], then the Purchase Agreement will remain in effect for that Aircraft.

4.	[**********************]

If the Purchase Agreement is terminated with respect to any Aircraft for a Non-Excusable Delay, Boeing will pay Customer:

4.1.1.1.1.	Liquidated Damages at the later to occur of: (a) [***********], or (b) [***********].

4.1.1.1.2.	for Interest calculated and paid in full as described above, except the period of interest calculation will end on the date Boeing returns such advance payments, excluding the actual day of return [***********] days after the effective date of the termination.

4.1.1.1.3.	for the entire principal amount of the advance payments received by Boeing for such Aircraft, [***********] days after the effective date of the termination.

5.	Exclusive Remedies.

The remedies set forth in this Letter Agreement are Customer’s exclusive remedies for a Non-Excusable Delay and are in lieu of all other damages, claims, and remedies of Customer arising at law or otherwise for any Non-Excusable Delay in the Aircraft delivery. Customer hereby waives and renounces all other claims and remedies arising at law or otherwise for any such Non-Excusable Delay.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600114
Liquidated Damages Non-Excusable Delay	LA Page 2
BOEING PROPRIETARY

6.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

7.	Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600114
Liquidated Damages Non-Excusable Delay	LA Page 3
BOEING PROPRIETARY

Very truly yours,

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY

By

Its	Attorney-In-Fact

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By

Its

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By

Its

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600114
Liquidated Damages Non-Excusable Delay	LA Page 4
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

GUN-PA-04455-LA-1600116

China Southern Airlines Company Limited

No. 278, Jichang Road,

Baiyun District, Guangzhou,

People's Republic of China, 510406

Subject:	Open Configuration Matters

Reference:	Purchase Agreement No. PA-04455 (Purchase Agreement) between The Boeing Company (Boeing) and China Southern Airlines Company Limited (Customer) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (Consenting Party) relating to Model 787-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1.	Aircraft Delivery Schedule.

1.1.	The scheduled delivery position of the Aircraft, as of the date of this Letter Agreement is listed in Table 1 of the Purchase Agreement and provides the delivery schedule in [*********************************] consisting of a nominal delivery month as listed in Table 1 in the Delivery Date column (Nominal Delivery Month [***********************]. No later than [*********************]prior to the Nominal Delivery Month of Customer’s first Aircraft in each calendar year, Boeing will provide written notice with a revised Table 1 of the scheduled delivery month for each Aircraft with a Nominal Delivery Month in such calendar year. Such notice provided by Boeing will constitute an amendment to Table 1 of the Purchase Agreement.

2.	Aircraft Configuration.

2.1.	Initial Configuration. The initial configuration of Customer's Model 787-9 Aircraft has been defined by Boeing Model 787 [******************************************************] as described in Article 1 and Exhibit A of the Purchase Agreement. Given the long period of time between Purchase Agreement signing and delivery of the first Aircraft, the final configuration of the Customer’s Aircraft has not yet been defined.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600116
Open Configuration Matters	LA Page 1
BOEING PROPRIETARY

2.2.	Final Configuration Schedule. Customer and Boeing hereby agree to complete the configuration of the Aircraft using the then-current Boeing configuration documentation (Final Configuration) in accordance with the following schedule:

2.2.1.	No later than [******************************] prior to the first Aircraft's scheduled delivery month, Boeing and Customer will discuss potential optional features.

2.2.2.	Within [****************************] after that meeting, Boeing will provide Customer with a proposal for those optional features that can be incorporated into the Aircraft during production.

2.2.3.	Customer will then have [********************************] to accept or reject the optional features.

2.2.4.	If Customer wishes to include installation of Customer’s BFE premium class seats in the configuration of the Aircraft, Customer will give written notice to Boeing no later than [***************] prior to delivery of the first Aircraft, and final configuration of Customer’s BFE premium Class seats will be completed no later than [********************] prior to delivery of the first Aircraft.

3.	Amendment of the Purchase Agreement. Within [*****************************] following Final Configuration, Boeing and Customer will execute a written amendment to the Purchase Agreement which will reflect the following:

3.1.	Changes applicable to the basic Model 787-9 aircraft which are developed by Boeing between the date of signing of the Purchase Agreement and date of Final Configuration.

3.2.	Incorporation into Exhibit A of the Purchase Agreement, by written amendment, those optional features which have been agreed to by Customer and Boeing pursuant to Article 2.2 above (Customer Configuration Changes);

3.3.	Revisions to the Performance Guarantees to reflect the effects, if any, on Aircraft performance resulting from the incorporation of the Customer Configuration Changes;

3.4.	Changes to the Optional Features Prices, Aircraft Basic Price and Advance Payment Base Price of the Aircraft to adjust for the difference, if any, between the prices estimated in Table 1 of the Purchase Agreement for optional features reflected in the Aircraft Basic Price and the actual prices of the optional features reflected in the Customer Configuration Changes; and

3.5.	Changes to the Advance Payment Base Price of the Aircraft to adjust for the difference between the estimated amount included in Table 1 of the Purchase Agreement for Cabin Systems Equipment (CSE) and the price of the CSE reflected in the Customer Configuration Changes.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600116
Open Configuration Matters	LA Page 2
BOEING PROPRIETARY

4.	Other Letter Agreements.

Boeing and Customer acknowledge that as the definition of the Aircraft progresses, there may be a need to execute letter agreements addressing one or more of the following subjects:

4.1.	Software. Additional provisions relating to software.

4.2.	Installation of Cabin Systems Equipment. Additional provisions relating to the terms under which Boeing will offer and install in-flight entertainment systems in the Aircraft.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600116
Open Configuration Matters	LA Page 3
BOEING PROPRIETARY

Very truly yours,

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY

By

Its	Attorney-In-Fact

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By

Its

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By

Its

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600116
Open Configuration Matters	LA Page 4
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

GUN-PA-04455-LA-1600117

China Southern Airlines Company Limited

No. 278, Jichang Road,

Baiyun District, Guangzhou,

People's Republic of China, 510406

Subject:	Aircraft Performance Guarantees

Reference:	Purchase Agreement No. PA-04455 (Purchase Agreement) between The Boeing Company (Boeing) and China Southern Airlines Company Limited (Customer) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (Consenting Party) relating to Model 787-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

Boeing agrees to provide Customer with the performance guarantees in the Attachment. These guarantees are exclusive and expire upon delivery of the Aircraft to Customer. Customer agrees to limit the remedy for non-compliance of any performance guarantee to the terms in Letter Agreement [***************************].

1.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

2.	Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600117
Performance Guarantees	LA Page 1
BOEING PROPRIETARY

Very truly yours,

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY

By

Its	Attorney-In-Fact

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By

Its

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By

Its

GUN-PA-04455-LA-1600117
Performance Guarantees	LA Page 2
BOEING PROPRIETARY

MODEL 787-9 PERFORMANCE GUARANTEES

FOR China Southern Airlines Company Limited

SECTION	CONTENTS

1	AIRCRAFT MODEL APPLICABILITY

2	FLIGHT PERFORMANCE

3	AIRCRAFT CONFIGURATION

4	GUARANTEE CONDITIONS

5	GUARANTEE COMPLIANCE

6	EXCLUSIVE GUARANTEES

GUN-PA-04455-LA-1600117
Performance Guarantees	LA Page 1
BOEING PROPRIETARY

1	AIRCRAFT MODEL APPLICABILITY

The guarantees contained in this Attachment (the "Performance Guarantees") are applicable to the 787-9 Aircraft with a maximum takeoff weight of [***********], a maximum landing weight of [***********], and a maximum zero fuel weight of [***********], and equipped with Boeing furnished GEnx-1B76A engines.

2	FLIGHT PERFORMANCE

2.1	Takeoff

2.1.1	The FAA approved takeoff gross weight at the start of ground roll, at a temperature of [***********], at an altitude of [***********] and satisfying the conditions defined below, with an alternate forward center of gravity limit of [***********] of the mean aerodynamic chord, and using maximum takeoff thrust, shall not be less than the following guarantee value:

GUARANTEE: [***********]

Conditions:

The takeoff runway available (TORA) is [***********].

The takeoff distance available (TODA) is [***********].

The accelerate-stop distance available (ASDA) [***********].

The lineup allowance adjustment to TORA and TODA [***********].

The lineup allowance adjustment to ASDA is [***********].

The runway slope is [***********].

The following obstacle definition is based on a straight-out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

	Distance	Height
1.	[***********]	13 feet
2.	[***********]	24 feet
3.	[***********]	60 feet

2.1.2	The FAA approved takeoff gross weight at the start of ground roll, at a temperature of [***********], at an altitude of [***********] and satisfying the conditions defined below, with an alternate forward center of gravity limit of [***********] of the mean aerodynamic chord, and using maximum takeoff thrust, shall not be less than the following guarantee value:

GUARANTEE: [***********]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600117
Performance Guarantees	LA Page 2
BOEING PROPRIETARY

Conditions:

The takeoff runway available (TORA) is [***********].

The takeoff distance available (TODA) is [***********].

The accelerate-stop distance available (ASDA) is [***********].

The lineup allowance adjustment to TORA and TODA is [***********].

The lineup allowance adjustment to ASDA is [***********].

The runway slope is [***********].

The following obstacle definition is based on a straight-out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

	Distance	Height
1.	[***********]	18 feet
2.	[***********]	56 feet
3.	[***********]	85 feet
4.	[***********]	180 feet
5.	[***********]	420 feet
6.	[***********]	558 feet
7.	[***********]	640 feet

2.2	Landing

The FAA approved landing field length at a gross weight of [***********] and at a sea level altitude, shall not be more than the following guarantee value:

GUARANTEE:	[***********]

2.3	Mission

2.3.1	Mission Payload

The payload for a stage length of [***********] in still air (equivalent to a distance of [***********] with a [***********], representative of a [***********] route) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	[***********]
TOLERANCE:	[***********]
GUARANTEE:	[***********]

GUN-PA-04455-LA-1600117
Performance Guarantees	LA Page 3
BOEING PROPRIETARY

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	The airport altitude is [***********].

The airport temperature is [***********].

The takeoff runway available (TORA) is [***********].

The takeoff distance available (TODA) is [***********].

The accelerate-stop distance available (ASDA) is [***********].

The lineup allowance adjustment to TORA and TODA is [***********].

The lineup allowance adjustment to ASDA is [***********].

The runway slope is [***********].

The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

	Distance	Height
1.	[***********]	13 feet
2.	[***********]	24 feet
3.	[***********]	60 feet

Takeoff performance is based on an alternate forward center of gravity limit of [***********] of the mean aerodynamic chord.

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to 35 feet, the Aircraft accelerates to the recommended speed of 250 KCAS while climbing to 1,500 feet above the departure airport altitude and retracting flaps and landing gear.

GUN-PA-04455-LA-1600117
Performance Guarantees	LA Page 4
BOEING PROPRIETARY

Climb:	The Aircraft climbs from 1,500 feet above the departure airport altitude to 10,000 feet altitude at the recommended speed of 250 KCAS.

The Aircraft then accelerates at a rate of climb of 500 feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until 0.85 Mach number is reached.

The climb continues at 0.85 Mach number to the initial cruise altitude.

The temperature is ISA+10°C during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at 0.85 Mach number.

The initial cruise altitude is at least 33,000 feet.

A step climb or multiple step climbs of 2,000 feet altitude may be used when beneficial to minimize fuel burn. The final cruise altitude shall not exceed 40,000 feet.

The temperature is ISA+10°C during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at 250 KCAS to an altitude of 1,500 feet above the destination airport altitude.

Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to 300 feet per minute at sea level.

The temperature is ISA+10°C during descent.

Minimum flight idle thrust is used during descent.

GUN-PA-04455-LA-1600117
Performance Guarantees	LA Page 5
BOEING PROPRIETARY

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is 50 feet.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Apu:
Fuel	195	Kilograms

Taxi-Out:
Fuel	219	Kilograms

Takeoff and Climbout Maneuver:
Fuel	655	Kilograms
Distance	5.6	Nautical Miles

Approach and Landing Maneuver:
Fuel	141	Kilograms

Taxi-In (shall be consumed from the reserve fuel):
Fuel	219	Kilograms

Usable reserve fuel remaining upon completion of the approach and landing maneuver: 9,350 Kilograms

GUN-PA-04455-LA-1600117
Performance Guarantees	LA Page 6
BOEING PROPRIETARY

For information purposes, the reserve fuel is based on a standard day temperature and a) a contingency fuel allowance equivalent to 10 percent of the trip time from the redispatch point through the completion of the approach and landing maneuver at the final destination airport, starting at the end of the mission cruise at an LRC Mach number, or a 15 minute hold whichever is greater, b) a missed approach and flight to a 312 nautical mile alternate, c) an approach and landing maneuver at the alternate airport, and d) a 30 minute hold at 1,500 feet above a 571 foot alternate airport. Reserve fuel will not be less than 9,350 kg.

2.3.2	Mission Payload

The payload for a stage length of [***********] in still air (equivalent to a distance of [***********] with a [***********], representative of a [***********] route) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	[***********]
TOLERANCE:	[***********]
GUARANTEE:	[***********]

The above payload may require special attention to payload distribution and operational procedures.

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	The airport altitude is [***********].

The airport temperature is [***********].

The takeoff runway available (TORA) is [***********].

GUN-PA-04455-LA-1600117
Performance Guarantees	LA Page 7
BOEING PROPRIETARY

The takeoff distance available (TODA) is [***********].

The accelerate-stop distance available (ASDA) is [***********].

The lineup allowance adjustment to TORA and TODA is [***********].

The lineup allowance adjustment to ASDA is 48 meters.

The runway slope is [***********].

The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

	Distance	Height
1.	[***********]	51 feet
2.	[***********]	55 feet
3.	[***********]	56 feet
4.	[***********]	58 feet
5.	[***********]	80 feet
6.	[***********]	165 feet
7.	[***********]	212 feet
8.	[***********]	269 feet
9.	[***********]	271 feet
10.	[***********]	336 feet

Takeoff performance is based on an alternate forward center of gravity limit of [***********] of the mean aerodynamic chord.

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to 35 feet, the Aircraft accelerates to the recommended speed of 250 KCAS while climbing to 1,500 feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from 1,500 feet above the departure airport altitude to 10,000 feet altitude at the recommended speed of 250 KCAS.

GUN-PA-04455-LA-1600117
Performance Guarantees	LA Page 8
BOEING PROPRIETARY

The Aircraft then accelerates at a rate of climb of 500 feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until 0.85 Mach number is reached.

The climb continues at 0.85 Mach number to the initial cruise altitude.

The temperature is ISA+10°C during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at 0.85 Mach number.

The initial cruise altitude is at least 32,000 feet.

A step climb or multiple step climbs of 2,000 feet altitude may be used when beneficial to minimize fuel burn.

The final cruise altitude shall not exceed 40,000 feet.

The temperature is ISA+10°C during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at 250 KCAS to an altitude of 1,500 feet above the destination airport altitude.

Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to 300 feet per minute at sea level.

The temperature is ISA+10°C during descent.

Minimum flight idle thrust is used during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

GUN-PA-04455-LA-1600117
Performance Guarantees	LA Page 9
BOEING PROPRIETARY

The destination airport altitude is 50 feet.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Apu:
Fuel	195	Kilograms

Taxi-Out:
Fuel	219	Kilograms

Takeoff and Climbout Maneuver:
Fuel	663	Kilograms
Distance	4.7	Nautical Miles

Approach and Landing Maneuver:
Fuel	141	Kilograms

Taxi-In (shall be consumed from the reserve fuel):
Fuel	219	Kilograms

Usable reserve fuel remaining upon completion of the approach and landing maneuver: 9,350 Kilograms

For information purposes, the reserve fuel is based on a standard day temperature and a) a contingency fuel allowance equivalent to 10 percent of the trip time from the redispatch point through the completion of the approach and landing maneuver at the final destination airport, starting at the end of the mission cruise at an LRC Mach number, or a 15 minute hold whichever is greater, b) a missed approach and flight to a 312 nautical mile alternate, c) an approach and landing maneuver at the alternate airport, and d) a 30 minute hold at 1,500 feet above a 571 foot alternate airport. Reserve fuel will not be less than 9,350 kg.

GUN-PA-04455-LA-1600117
Performance Guarantees	LA Page 10
BOEING PROPRIETARY

2.3.3	Mission Block Fuel

The block fuel for a stage length of [***********] in still air (equivalent to a distance of [***********] with a 39 knot headwind, representative of a [***********] route) with a [***********] payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:

NOMINAL:	[***********]
TOLERANCE:	[***********]
GUARANTEE:	[***********]

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Block Fuel:	The block fuel is defined as the sum of the fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.

Takeoff:	The airport altitude is [***********].

The airport temperature is [***********].

The takeoff runway available (TORA) is [***********].

The takeoff distance available (TODA) is [***********].

The accelerate-stop distance available (ASDA) is [***********].

The lineup allowance adjustment to TORA and TODA is [***********].

The lineup allowance adjustment to ASDA is [***********].

The runway slope is [***********].

The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

GUN-PA-04455-LA-1600117
Performance Guarantees	LA Page 11
BOEING PROPRIETARY

	Distance	Height
1.	[***********]	18 feet
2.	[***********]	56 feet
3.	[***********]	85 feet
4.	[***********]	180 feet
5.	[***********]	420 feet
6.	[***********]	558 feet
7.	[***********]	640 feet

Takeoff performance is based on an alternate forward center of gravity limit of [***********] of the mean aerodynamic chord.

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to 35 feet, the Aircraft accelerates to the recommended speed of 250 KCAS while climbing to 1,500 feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from 1,500 feet above the departure airport altitude to 10,000 feet altitude at the recommended speed of 250 KCAS.

The Aircraft then accelerates at a rate of climb of 500 feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until 0.85 Mach number is reached.

The climb continues at 0.85 Mach number to the initial cruise altitude.

The temperature is ISA+10°C during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at 0.85 Mach number.

The initial cruise altitude is at least 32,000 feet.

GUN-PA-04455-LA-1600117
Performance Guarantees	LA Page 12
BOEING PROPRIETARY

A step climb or multiple step climbs of 2,000 feet altitude may be used when beneficial to minimize fuel burn.

The final cruise altitude shall not exceed 40,000 feet.

The temperature is ISA+10°C during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at 250 KCAS to an altitude of 1,500 feet above the destination airport altitude.

Throughout the descent, the cabin pressure is controlled to a maximum rate of descent equivalent to 300 feet per minute at sea level.

The temperature is ISA+10°C during descent.

Minimum flight idle thrust is used during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is 392 feet.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Apu:
Fuel	195	Kilograms

Taxi-Out:
Fuel	219	Kilograms

Takeoff and Climbout Maneuver:
Fuel	624	Kilograms
Distance	4.4	Nautical Miles

Approach and Landing Maneuver:
Fuel	141	Kilograms

Taxi-In (shall be consumed from the reserve fuel):
Fuel	219	Kilograms

GUN-PA-04455-LA-1600117
Performance Guarantees	LA Page 13
BOEING PROPRIETARY

Usable reserve fuel remaining upon completion of the approach and landing maneuver: 9,350 Kilograms

For information purposes, the reserve fuel is based on a standard day temperature and a) a contingency fuel allowance equivalent to 10 percent of the trip time from the redispatch point through the completion of the approach and landing maneuver at the final destination airport, starting at the end of the mission cruise at an LRC Mach number, or a 15 minute hold whichever is greater, b) a missed approach and flight to a 277 nautical mile alternate, c) an approach and landing maneuver at the alternate airport, and d) a 30 minute hold at 1,500 feet above a 571 foot alternate airport. Reserve fuel will not be less than 9,350 kg.

2.3.4	Operational Empty Weight Basis

The Operational Empty Weight (OEW) derived in Paragraph 2.3.5 is the basis for the mission guarantees of Paragraphs 2.3.1, 2.3.2, and 2.3.3.

GUN-PA-04455-LA-1600117
Performance Guarantees	LA Page 14
BOEING PROPRIETARY

2.3.5	Weight Summary - China Southern Airlines

Kilograms

Standard Model Specification MEW	[***********]

787 Airplane Configuration Specification [***********]
Baseline Airplane Improvements and Production Changes	[***********]
[***********] Interior
GEnx Engines
[***********] Maximum Taxi Weight
[***********] Fuel Capacity

Changes for China Southern Airlines:
Interior Change to 297 Passengers ( 28 CC / 269 YC ) *	4,112
Reference LOPA B8713094
Selected MTW: [***********]	0
In-Flight Entertainment System Less Seat Mounted Equipment	227
Flight Crew Rest (2 Berths and 1 Seat)	386
Attendant Crew Rest (6 Berths)	454
Customer Options Allowance	499

China Southern Airlines Manufacturer's Empty Weight (MEW)	[***********]

Standard and Operational Items Allowance (Paragraph 2.3.6)	[***********]

China Southern Airlines Operational Empty Weight (OEW)	[***********]

	Quantity	Kilograms	Kilograms

* Seat Weight Included			[*******]

Business Class Furniture	[*******]	[*******]
Business Class Single	[*******]	[*******]
	[*******]	[*******]
Economy Class Double	[*******]	[*******]
Economy Class Triple	[*******]	[*******]

GUN-PA-04455-LA-1600117
Performance Guarantees	LA Page 15
BOEING PROPRIETARY

2.3.6	Standard and Operational Items Allowance

	Qty	kg	kg	kg

Standard Items Allowance				2,461

Unusable Fuel			292
Oil			96
Oxygen Equipment			24
Miscellaneous Equipment			28
Galley Structure and Fixed Inserts			2,021

Operational Items Allowance				8,991

Crew and Crew Baggage			1,483
Flight Crew (Inc. Pilot Flight Bag) (4 @ 95.3 kg. ea.)	4	381
Cabin Crew (Inc. Flight Att. Kit) (11 @ 81.6 kg. ea.)	11	898
Baggage (15 @ 13.6 kg. ea.)	15	204
Catering Allowance & Removable Inserts: 2 Meal Service			3,243
Business Class	28	559
Economy Class	269	2,684
Passenger Service Equipment (297 @ 1.36 kg. ea.)			404
Potable Water - (943 Liters) 297 Passengers @ 3.18 kg. ea.			943
Waste Tank Disinfectant			1
Emergency Equipment (Includes Over Water Equip.)			677
Cargo System			2,240
Pallets (6 @ 131.5 kg ea.)		789
Containers (16 @ 90.7 kg ea.)		1,451

Total Standard and Operational Items Allowance				11,452

GUN-PA-04455-LA-1600117
Performance Guarantees	LA Page 16
BOEING PROPRIETARY

3	AIRCRAFT CONFIGURATION

3.1	The guarantees contained in this Attachment are based on the Aircraft configuration as defined in Boeing Document 787B1 4102, Revision S, "787 Airplane Configuration Specification", dated December 11, 2015, plus any changes mutually agreed to or otherwise allowed by the Purchase Agreement to be incorporated into the original release of the Customer’s Detail Specification (hereinafter referred to as the Detail Specification). Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

3.2	The guarantee payloads of Paragraph 2.3.1 and 2.3.2 and the specified payload of the Paragraph 2.3.3 block fuel guarantee will be adjusted by Boeing for the effect of the following on OEW in its evidence of compliance with the guarantees:

(1)         Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.

(2)         The difference between the component weight allowances given in Appendix E of the Detail Specification and the actual weights.

4	GUARANTEE CONDITIONS

4.1	All guaranteed performance data are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

4.2	The Federal Aviation Administration (FAA) regulations referred to in this Attachment are, unless otherwise specified, Code of Federal Regulations 14, Part 25 amended by Amendments 25-1 through 25-128, subject to the approval of the Federal Aviation Administration.

4.3	In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraph 4.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

4.4	The takeoff and landing guarantees, and the takeoff portion of the mission guarantees are based on hard surface, level and dry runways with no wind or obstacles, no clearway or stopway, 235 mph tires, with anti-skid operative, and with the Aircraft center of gravity at the most forward limit unless otherwise specified. The takeoff performance is based on engine power extraction for normal operation of the air conditioning with thermal anti-icing turned off and the Auxiliary Power Unit (APU) turned off unless otherwise specified. Unbalanced field length calculations and the improved climb performance procedure will be used for takeoff as required. The landing performance is based on the use of automatic spoilers.

GUN-PA-04455-LA-1600117
Performance Guarantees	LA Page 17
BOEING PROPRIETARY

4.5	The climb, cruise and descent portions of the mission guarantees include allowances for normal power extraction and engine power extraction for normal operation of the air conditioning system. Normal operation of the air conditioning system shall be defined as pack switches in the "Auto" position, the temperature control switches in the "Auto" position that results in a nominal cabin temperature of 75°F, and all air conditioning systems operating normally. No engine power extraction for thermal anti-icing is provided unless otherwise specified. The APU is turned off unless otherwise specified.

4.6	The climb, cruise and descent portions of the mission guarantees are based on an Aircraft center of gravity location, as determined by Boeing, not to be aft of 28 percent of the mean aerodynamic chord.

4.7	Performance, where applicable, is based on a fuel Lower Heating Value (LHV) of 18,580 BTU per pound and a fuel density of 0.779 kilogram per liter.

5	GUARANTEE COMPLIANCE

5.1	Compliance with the guarantees of Section 2 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 3 and the guarantee conditions of Section 4.

5.2	Compliance with the takeoff and landing guarantees and the takeoff portion of the mission guarantee shall be based on the FAA approved Airplane Flight Manual for the Model 787-9.

5.3	Compliance with the takeoff guarantees and the takeoff portion of the mission guarantee shall be shown using an alternate forward center of gravity limit of 21 percent of the mean aerodynamic chord.

5.4	Compliance with the climb, cruise and descent portions of the mission guarantees shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

5.5	The OEW used for compliance with the mission guarantees shall be the actual MEW plus the Standard and Operational Items Allowance in Appendix E of the Detail Specification.

GUN-PA-04455-LA-1600117
Performance Guarantees	LA Page 18
BOEING PROPRIETARY

5.6	The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

5.7	Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer's performance specification.

6	EXCLUSIVE GUARANTEES

The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

GUN-PA-04455-LA-1600117
Performance Guarantees	LA Page 19
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

GUN-PA-04455-LA-1600118

China Southern Airlines Company Limited

No. 278, Jichang Road,

Baiyun District, Guangzhou,

People's Republic of China, 510406

Subject:	Model 787 Post-Delivery Software & Data Loading

Reference:	Purchase Agreement No. PA-04455 (Purchase Agreement) between The Boeing Company (Boeing) and China Southern Airlines Company Limited (Customer) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (Consenting Party) relating to Model 787-9 aircraft (Aircraft)

Letter Agreement LA-1600110 entitled “Model 787 e-Enabling Software Matters” between Boeing, Customer and Consenting Parties relating to the Aircraft

Customer Services General Terms Agreement No. CSGTA-1B-1 (CSGTA) between Boeing and Customer, including Supplemental Agreement for Electronic Access (SA-EA), Supplemental Agreement for e-Enabling (SA-eE), and 787 Software License Orders

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Introduction.

Prior to title transfer of the Aircraft to Customer, Boeing baseline production software will be installed in the Aircraft. Such production software will be used by Boeing, and may be used by Customer during standard customer inspection activities, to test and validate applicable e-enabling features and associated hardware, including but not limited to features such as: a Boeing offered catalogue IFE system, electronic flight bag (EFB), electronic documents, airline modifiable information (AMI) and electronic checklist (ECL). Operational software, as set out in Article 1 and Article 2 below, will not be installed temporarily or permanently, prior to Aircraft title transfer.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600118
Post-Delivery Software and Data Loading-787	LA Page 1
BOEING PROPRIETARY

1.	Boeing-Provided Operational Software and Data.

Pursuant to the Purchase Agreement and applicable 787 software license order(s), immediately following title transfer of the Aircraft to Customer, Boeing will, upon Customer’s request, load Boeing-provided operational software and data onto onboard loadable hardware that enable the Aircraft to operate certain e-enabled features as described in the Purchase Agreement and applicable 787 software license order(s).

2.	Customer Provided Operational Software and Data.

2.1.          Airline Modifiable Software. If Customer has elected to customize software or modify settings and features of selected onboard software or databases from what is set forth in Exhibit A of the Purchase Agreement, at Customer’s request, Boeing will [***************************] following title transfer of the Aircraft. Boeing will load Customer’s operational software if it is provided to Boeing within specified lead times and schedule. If Customer fails to provide the operational software in accordance with Boeing’s instructions, the Aircraft will be solely configured with the Boeing baseline production software in lieu of Customer’s operational software.

2.2.          Jeppesen, Inc. (Jeppesen) and/or Other Third Party Operational Software and Databases. If Customer provides Customer-developed software applications or has licensed additional software or databases from Jeppesen and/or other third party supplier for installation onto an onboard loadable system, at Customer’s request, Boeing will [***************************] following title transfer of the Aircraft. If Customer fails to provide such operational software in accordance with Boeing’s instructions, Boeing [****************].

2.3.          IFE Customer Software. IFE Customer Software will mean any software which is obtained by the Customer from a source other than Boeing for installation in the IFE system. Boeing will make [***************************] following title transfer of the Aircraft. The time required for the IFE supplier to complete the loading of the IFE Customer Software is estimated to be [****************************]. If Customer fails to make appropriate arrangements with its IFE supplier in accordance with Boeing instructions, the Aircraft will be solely configured with Boeing’s baseline production software for the Boeing catalogue selected IFE configuration. Boeing’s FAA approved Repair Station will not be available to Customer or its IFE supplier to revise the IFE system hardware or IFE Customer Software while the Aircraft is on Boeing property prior to delivery flyaway, even if an FAA approved service bulletin is available for such revision.

3.	Additional Terms and Conditions.

3.1.          With respect to Customer provided operational software and data referenced in Article 2.1 and 2.2, above, Customer will grant, and/or will obtain from the suppliers, a non-exclusive, perpetual, royalty-free, irrevocable license for Boeing to copy and load such software on the Aircraft. Boeing will retain a copy of such software/data for loading on future Aircraft deliveries, however, Boeing expects Customer to provide updated operational software applications and databases for each Aircraft delivery. Boeing will treat all copies of this software/data in confidence and use the same only as specifically authorized under the terms of this Letter Agreement.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600118
Post-Delivery Software and Data Loading-787	LA Page 2
BOEING PROPRIETARY

3.2.          The loading services performed by Boeing pursuant to this Letter Agreement will be performed in a workmanlike manner. The time required to complete the Boeing performed loading services is estimated to be approximately [***************************]. Customer’s sole remedy and Boeing’s sole obligation and liability for the loading services performed by Boeing are limited to the no-charge re-performance of the courtesy load, on a one-time-only basis.

3.2.1.	If any Customer-provided operational software referred to in Article 2.1 above, fails to reload successfully, the Aircraft will be solely configured with the Boeing baseline production software.

3.2.2.	If any Customer-provided operational software referred to in Article 2.2 fails to reload successfully, Boeing will not be responsible to make further loading attempts and Aircraft fly-away will occur as scheduled.

3.3.          If any IFE Customer Software fails to load successfully, Customer will make alternate loading arrangements with its IFE supplier for loading after the Aircraft has flown-away. In such an event, and upon Customer’s request, Boeing will install the Boeing baseline production software for the Boeing catalogue selected IFE configuration prior to Aircraft fly-away.

3.4.          Customer is responsible for functional testing, verification, quality assurance, and operational approval of all Customer provided operational software.

3.5.          A dual signature (Boeing and Customer) Onboard Authentication System (OAS) Airplane Modifiable Information (AMI) will be installed on the Aircraft giving access to Boeing and Customer, which is required to perform data and software loads after title transfer of the Aircraft. After fly-away, Customer will remove Boeing’s access key and certificates from the OAS.

3.6.          Customer will defend and indemnify Boeing from and against all claims, suits, and liabilities arising out of any actual or alleged infringement of any patent or other intellectual property rights through the installation or use of Customer provided operational software by Boeing pursuant to this Letter Agreement. For the purposes of this Article 3.6, Boeing is defined as The Boeing Company, its divisions, subsidiaries, affiliates, the assignees of each and their respective directors, officers, employees and agents.

3.7.          The DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions in Article 11 of Part 2 of Exhibit C of the Aircraft General Terms Agreement (AGTA) and the insurance provisions of Article 8.2 of the AGTA will apply to Boeing’s loading of all software and data pursuant to this Letter Agreement. For purposes of this Article 3.7, all software and data provided directly by Boeing will be defined as Materials (and not “Aircraft Software”). Title to and risk of loss of the Aircraft will always remain with Customer during Boeing’s performance of all post title transfer services.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600118
Post-Delivery Software and Data Loading-787	LA Page 3
BOEING PROPRIETARY

Very truly yours,

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY

By

Its	Attorney-In-Fact

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By

Its

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By

Its

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600118
Post-Delivery Software and Data Loading-787	LA Page 4
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

GUN-PA-04455-LA-1600119

China Southern Airlines Company Limited

No. 278, Jichang Road,

Baiyun District, Guangzhou,

People's Republic of China, 510406

Subject:	Promotional Support

Reference:	Purchase Agreement No. PA-04455 (Purchase Agreement) between The Boeing Company (Boeing) and China Southern Airlines Company Limited (Customer) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (Consenting Party) relating to Model 787-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

Boeing and Customer wish to enter into an agreement pursuant to which each party will contribute equally to promotional programs in support of the entry into service of the Aircraft as more specifically provided below.

1.	Definitions.

1.1.          Commitment Limit will have the meaning set forth in Article 2, below.

1.2.          Covered Aircraft will mean those Aircraft identified on Table 1 to the Purchase Agreement as of the date of signing of this Letter Agreement.

1.3.          Performance Period will mean the period beginning [****] before the scheduled delivery month of the first Covered Aircraft and ending [****] after the scheduled delivery month of the last Covered Aircraft.

1.4.          Promotional Support will mean mutually agreed marketing and promotion programs that promote the entry into service of the Covered Aircraft such as marketing research, tourism development, corporate identity, direct marketing, videotape or still photography, planning, design and production of collateral materials, management of promotion programs, advertising campaigns or such other marketing and promotional activities as the parties may mutually agree.

1.5.          Qualifying Third Party Fees will mean fees paid by Customer to third party providers for Promotional Support provided to Customer during the Performance Period.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600119
Promotional Support	LA Page 1
BOEING PROPRIETARY

2.	Commitment.

As more particularly set forth in this Letter Agreement, Boeing agrees to provide Promotional Support to Customer during the Performance Period in a value not to exceed [***************************] for the first Covered Aircraft delivered to Customer and not to exceed [***************************] per Covered Aircraft for each Covered Aircraft delivered to Customer thereafter.

3.	Methods of Performance.

3.1.          Subject to the Commitment Limit, Boeing will reimburse [*************]Customer’s payments of Qualifying Third Party Fees provided that Customer provides Boeing copies of paid invoices for such Qualifying Third Party Fees no later than [******************] after the delivery of the last Covered Aircraft.

3.2.          Notwithstanding the above, at Customer’s request and subject to a mutually agreed project, Boeing will provide certain Promotional Support during the Performance Period directly to Customer. The full value of such Boeing provided Promotional Support will be accounted for as part of the Commitment Limit and will correspondingly reduce the amount of Qualifying Third Party Fees that are subject to reimbursement pursuant to Article 3.1 above.

3.3.          In the event Customer does not (i) utilize the full amount of the Commitment Limit within the Performance Period or (ii) submit its paid invoices for Qualifying Third Party Fees within the required time, as set forth in Article 3.1, Boeing will have no further obligation to Customer for such unused Commitment Limit or to reimburse Customer for such Qualifying Third Party Fees, respectively.

4.	Project Approval.

Following the execution of this Letter Agreement, a Boeing Airline Marketing Services representative will meet with Customer’s designated representative to review and approve the extent, selection, scheduling, and funds disbursement process for the Promotional Support to be provided pursuant to this Letter Agreement.

5.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

6.	Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600119
Promotional Support	LA Page 2
BOEING PROPRIETARY

Very truly yours,

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY

By

Its	Attorney-In-Fact

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By

Its

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By

Its

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600119
Promotional Support	LA Page 3
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

GUN-PA-04455-LA-1600123

China Southern Airlines Company Limited

No. 278, Jichang Road,

Baiyun District, Guangzhou,

People's Republic of China, 510406

Subject:	Special Terms – Seats and In-flight Entertainment

Reference:	Purchase Agreement No. PA-04455 (Purchase Agreement) between The Boeing Company (Boeing) and China Southern Airlines Company Limited (Customer) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (Consenting Party) relating to Model 787-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1.	Definitions.

1.1.          Covered Seats will mean those seats which are not otherwise identified in Exhibit A to the Purchase Agreement as Buyer Furnished Equipment.

1.2.          In-flight Entertainment (IFE) System will mean the IFE identified in the Detail Specification of the Aircraft, inclusive of the IFE software which is required to test and certify the IFE system on the Aircraft, but exclusive of IFE Customer Software.

1.3.          IFE Customer Software will mean any software which is obtained by the Customer from a source other than Boeing for installation in the IFE System.

2.	Applicability of Supplemental Exhibit CS1 to the Purchase Agreement.

2.1.          Boeing did not enter into product support agreements with the suppliers of the [***************************]. Customer is responsible to enter into such product support agreements directly with the suppliers of such [***************************], and such provisions will apply in lieu of the provisions of Supplemental Exhibit CS1 to the Purchase Agreement.

2.2.          Boeing will incorporate the Covered Seats and IFE System line maintenance information, received from the suppliers of such Covered Seats and IFE System/, into Customer’s customized Materials prior to delivery of each Aircraft reflecting the configuration of that Aircraft as delivered. Upon Customer’s request, Boeing may provide update service after delivery to such information subject to the terms of the Purchase Agreement, Supplemental Exhibit CS1 (787 Customer Support Document), Part 2, Article 2.3 relating to Additional Services.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600123
Seats and IFE Special Provisions-787	LA Page 1
BOEING PROPRIETARY

3.	Applicability of the Provisions of Exhibit C to the AGTA.

In lieu of the provisions of Part 4 of Exhibit C to the AGTA, the following warranty and patent and copyright indemnities will apply to Covered Seats and IFE System:

“Boeing will obtain warranties and indemnities against patent and copyright infringement enforceable by Customer from the suppliers of the Covered Seats and IFE System/ installed on the Aircraft at the time of delivery. If requested by Customer, Boeing will provide copies of such warranties and indemnities to Customer upon request.”

4.	IFE Customer Software.

Customer is responsible for and assumes all liability with respect to IFE Customer Software.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600123
Seats and IFE Special Provisions-787	LA Page 2
BOEING PROPRIETARY

Very truly yours,

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY

By

Its	Attorney-In-Fact

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By

Its

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By

Its

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600123
Seats and IFE Special Provisions-787	LA Page 3
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

GUN-PA-04455-LA-1600124

China Southern Airlines Company Limited

No. 278, Jichang Road,

Baiyun District, Guangzhou,

People's Republic of China, 510406

Subject:	Used Aircraft Trade-In Matters

Reference:	Purchase Agreement No. PA-04455 (Purchase Agreement) between The Boeing Company (Boeing) and China Southern Airlines Company Limited (Customer) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (Consenting Party) relating to Model 787-9 aircraft

This letter agreement (Letter Agreement) amends the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.	Used Aircraft Acquisition Agreement.

Boeing and Customer have entered into the acquisition agreement for used aircraft [***************************]. Boeing’s purchase of the Used Aircraft and Used Aircraft Equipment as defined in the Acquisition Agreement shall be in accordance with the provisions of the Acquisition Agreement.

2.	777-200 Aircraft, and Spare Engines; Trade-In Delivery and Title Transfer; Trade-in delivery conditions.

2.1.          In consideration of Customer purchasing and taking delivery [***************************] Model 787-9 aircraft (New Aircraft), Boeing agrees to take in [***************************] in accordance with the Acquisition Agreement, including Schedules 1 and 2.

2.2.          Trade-in delivery and title transfer to Boeing of the Used Aircraft Equipment will take place according to the provisions of Article 3 of the Acquisition Agreement, but no later than [*************] after the associated trade-in delivery date. The trade-in delivery and title transfer of such Used Aircraft Equipment shall be delivered on the date specified in the Acquisition Agreement and Customer shall ensure that the Used Aircraft Equipment meet the return conditions per the Acquisition Agreement at the time of the trade-in date.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600124
Used Aircraft Trade-in Matters	LA Page 1
BOEING PROPRIETARY

2.3.          Price. Boeing agrees to purchase the Used Aircraft Equipment according to the provisions of [***************************].

3.           Exclusive Right to Sell.

Boeing shall have the exclusive right to sell or dispose Used Aircraft Equipment as defined in Article 1.9 of Acquisition Agreement.

4.           Non-Transferable.

Boeing’s agreement to purchase the Used Aircraft Equipment is provided as a financial accommodation to the Customer in consideration of Customer purchasing the New Aircraft and the purchase of the Used Aircraft Equipment by Boeing is non-transferable to a third party.

5.           Assignment.

Boeing reserves the unrestricted right to transfer or assign all or a portion of its rights, title and interest in the Used Aircraft and its obligations and benefits under any Acquisition Agreement to third parties. Customer shall cooperate with Boeing in complying with reasonable documentation and insurance/indemnity requirements. Boeing agrees that no such transfer or assignment will materially change the duty of or materially increase the burden or risk imposed on Customer.

6.           Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600124
Used Aircraft Trade-in Matters	LA Page 2
BOEING PROPRIETARY

Very truly yours,

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY

By

Its	Attorney-In-Fact

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By

Its

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By

Its

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600124
Used Aircraft Trade-in Matters	LA Page 3
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

GUN-PA-04455-LA-1600125

China Southern Airlines Company Limited

No. 278, Jichang Road,

Baiyun District, Guangzhou,

People's Republic of China, 510406

Subject:	Purchase and Trade-in Framework Agreement

Reference:	1) Purchase Agreement No. PA-04455 (Purchase Agreement) between The Boeing Company (Boeing) and China Southern Airlines Company Limited (Customer) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (Consenting Party) relating to Model 787-9 aircraft (New Aircraft)

2) Acquisition Agreement for Used Aircraft No. A0206/GUN-04 between Boeing Aircraft Holding Company and China Southern Airlines Company Limited with China Southern Airlines Group Import and Export Trading Corp., Ltd. (Acquisition Agreement)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.           Definition of Parties. For the purposes of this Letter Agreement only, the parties shall be defined as follows:

1.1.          China Southern Airlines Company Limited and China Southern Airlines Group Import and Export Trading Corp., Ltd. are collectively defined as China Southern.

1.2.          The Boeing Company and Boeing Aircraft Holding Company (BAHC) are collectively defined as Boeing.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600125
Purchase and Trade-in Framework Agreement	LA Page 1
BOEING PROPRIETARY

2.           [**************]

In addition to Article 3.11 of the Acquisition Agreements and as a sole remedy, if BAHC breaches its obligations under the Acquisition Agreements to purchase Used Aircraft despite China Southern being in full compliance with its obligations under the Purchase Agreement and the Acquisition Agreements, China Southern [**************]with prior written notice to Boeing [*******************************] before [*****************************] in order to reestablish the intended [*********************************************]. [*******************] by China Southern of such terminated New Aircraft, Boeing shall return to China Southern all advanced payments received [*********************] within [*****************************************************].

3.           Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. China Southern will limit the disclosure of its contents to employees of China Southern with a need to know the contents for purposes of helping China Southern perform its obligations under the Purchase Agreement and the Acquisition Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600125
Purchase and Trade-in Framework Agreement	LA Page 2
BOEING PROPRIETARY

Very truly yours,

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY		CHINA SOUTHERN AIRLINES CO., LTD.

By		By

Its	Attorney-In-Fact	Its

BOEING AIRCRAFT HOLDING COMPANY		CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By		By

Its	Attorney-In-Fact	Its

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600125
Purchase and Trade-in Framework Agreement	LA Page 3
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

GUN-PA-04455-LA-1600126

China Southern Airlines Company Limited

No. 278, Jichang Road,

Baiyun District, Guangzhou,

People's Republic of China, 510406

Subject:	Special Matters

Reference:	Purchase Agreement No. PA-04455 (Purchase Agreement) between The Boeing Company (Boeing) and China Southern Airlines Company Limited (Customer) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (Consenting Party) relating to Model 787-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1.           Credit Memoranda.

1.1.          Basic Credit Memorandum. At the time of delivery of each Aircraft, Boeing will issue to Customer a basic credit memorandum (Basic Credit Memorandum) [***************************].

1.2.          Customer Support Credit Memorandum. At the time of delivery of each Aircraft, Boeing will issue to Customer a customer support credit memorandum (Customer Support Credit Memorandum) [********************************************].

1.3.          Goods & Services Credit Memorandum. At the time of delivery of each Aircraft, Boeing will issue to Customer a goods & services credit memorandum (Goods & Services Credit Memorandum) [***************************].

1.4.          Quantity Bonus Credit Memorandum. At the time of delivery of each Aircraft, Boeing will issue to Customer a quantity bonus credit memorandum (Quantity Bonus Credit Memorandum) [***************************].

1.5.          Incremental 787 Purchase Credit Memorandum. At the time of delivery of each Aircraft, Boeing will issue to Customer an incremental 787 purchase credit memorandum (Incremental 787 Purchase Credit Memorandum) [***************************].

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600126
Special Matters	LA Page 1
BOEING PROPRIETARY

1.6.          Features Support Credit Memorandum. For each Aircraft where Customer purchases both of the following: (i) overhead flight deck crew rest, and (ii) overhead flight attendant crew rest, Boeing will issue to Customer, at the time of delivery, a features support credit memorandum (Features Support Credit Memorandum) [***************************].

1.7.          MTOW Support Credit Memorandum. For each Aircraft where Customer purchases the maximum take-off weight (MTOW) of Five Hundred Sixty Thousand (560,000) pounds, Boeing will issue to Customer, at the time of delivery, an MTOW support credit memorandum (MTOW Support Credit Memorandum) [***************************]. For the avoidance of doubt, MTOW Support Credit Memorandum is only available for each Aircraft with an MTOW [***************************].

1.8.          Modified PDP Bonus Credit Memorandum. If Customer provides a payment of [***************************] in addition to the standard [***************************] of the Advance Payment Base Price for each Aircraft on the effective date of the Purchase Agreement, then at the time of delivery of each Aircraft, Boeing will issue to Customer a modified PDP bonus credit memorandum (Modified PDP Bonus Credit Memorandum) [***************************].

1.9.          Entry-Into-Service Support Credit Memorandum. As a consideration and to address Customer concerns on potential manufacturing change costs and airworthiness directive costs related to entry-into-service of the Aircraft, at the time of delivery of each Aircraft, Boeing will issue to Customer an entry-into-service support credit memorandum (Entry-Into-Service Support Credit Memorandum) [***************************].

1.10.         Delivery Support Credit Memorandum. As a consideration and to address Customer concerns on costs related to delivery of the Aircraft, at the time of delivery of each Aircraft, Boeing will issue to Customer a delivery support credit memorandum (Delivery Support Credit Memorandum) in an amount of [***************************] and may only be used for the purchase of Boeing goods and services or applied toward aircraft storage costs.

1.11.         Training Support Credit Memorandum. As a consideration and to address Customer concerns on training costs, at the time of delivery of each Aircraft, Boeing will issue to Customer a training support credit memorandum (Training Support Credit Memorandum) in an amount of [***************************]where any Training Support Credit Memorandum issued prior to [***************************] may only be used for the purchase of Boeing training services, and any Training Support Credit Memorandum issued on or [***************************] may only be used for the purchase of Boeing goods and services which include Boeing training services.

1.12.         Configuration Support Credit Memorandum. At the time of delivery of each Aircraft, Boeing will issue to Customer a configuration support credit memorandum (Configuration Support Credit Memorandum [***************************].

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600126
Special Matters	LA Page 2
BOEING PROPRIETARY

1.13.         Management Education Support Credit Memorandum. At the time of delivery of each Aircraft, Boeing will issue to Customer a management education support credit memorandum (Management Education Support Credit Memorandum) [***************************].

1.14.         Dispatcher Training Support Credit Memorandum. As a consideration and to address Customer concerns on flight dispatcher training costs, Boeing will issue to Customer a dispatcher training support credit memorandum (Dispatcher Training Support Credit Memorandum) in the fixed, not subject to escalation, amount of [***************************]. For the avoidance of doubt, the Dispatcher Training Support Credit Memorandum is a one-time, not subject to escalation, fixed-amount credit memorandum and may only be used for the purchase of Boeing training services.

1.15.         Performance Training Support Credit Memorandum. As a consideration and to address Customer concerns on performance engineer and software training costs, Boeing will issue to Customer a performance training support credit memorandum (Performance Training Support Credit Memorandum) in the fixed, not subject to escalation, [***************************]. For the avoidance of doubt, the Performance Training Support Credit Memorandum is a one-time, not subject to escalation, fixed-amount credit memorandum and may only be used for the purchase of Boeing training services.

1.16.         FCOM/QRH Support Credit Memorandum. As a consideration and to address Customer concerns on FCOM/QRH change costs, Boeing will issue to Customer an FCOM/QRH support credit memorandum (FCOM/QRH Support Credit Memorandum) in the fixed, not subject to escalation, [***************************]. For the avoidance of doubt, the FCOM/QRH Support Credit Memorandum is a one-time, not subject to escalation, fixed-amount credit memorandum and may only be used for the purchase of Boeing goods and services.

1.17.         ECL Support Credit Memorandum. As a consideration and to address Customer concerns on electronic checklist (ECL) change costs, Boeing will issue to Customer an ECL support credit memorandum (ECL Support Credit Memorandum) in the fixed, not subject to escalation, amount of [***************************]. For the avoidance of doubt, the ECL Support Credit Memorandum is a one-time, not subject to escalation, fixed-amount credit memorandum and may only be used for the purchase of Boeing goods and services.

1.18.         Engineering Technical Support Credit Memorandum. As a consideration and to address Customer concerns on engineering technical support, Boeing will issue to Customer an engineering technical support credit memorandum (Engineering Technical Support Credit Memorandum) in the fixed, not subject to escalation, amount of [***************************]. For the avoidance of doubt, the Engineering Technical Support Credit Memorandum is a one-time, not subject to escalation, fixed-amount credit memorandum and may only be used for the purchase of Boeing goods and services.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600126
Special Matters	LA Page 3
BOEING PROPRIETARY

2.           Escalation of Credit Memoranda.

Unless otherwise noted, the amounts of the Credit Memoranda stated in Paragraphs 1.1 through 1.13 are in 2015 base year dollars and will be [***************************] of the respective Aircraft delivery pursuant to the airframe escalation formula set forth in the Purchase Agreement applicable to the Aircraft. The Credit Memoranda may, at the election of Customer, be (i) applied against the Aircraft Price of the respective Aircraft at the time of delivery, or (ii) used for the purchase of other Boeing goods and services (but will not be applied to advance payments).

3.           Assignment.

Unless otherwise noted herein, the Credit Memoranda described in this Letter Agreement are provided as a financial accommodation to Customer and in consideration of Customer’s taking title to the Aircraft at time of delivery and becoming the operator of the Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.

4.           Confidentiality

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing. In addition to any equitable relief that may be available to Boeing in the event of a breach of this clause, Boeing may rescind the Customer Support Memorandum contained in paragraph 1.2 above, in the event of any unauthorized disclosure by Customer.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600126
Special Matters	LA Page 4
BOEING PROPRIETARY

Very truly yours,

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY

By

Its	Attorney-In-Fact

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By

Its

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By

Its

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1600126
Special Matters	LA Page 5
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

GUN-PA-04455-LA-1603083

China Southern Airlines Company Limited

No. 278, Jichang Road,

Baiyun District, Guangzhou,

People's Republic of China, 510406

Subject:	Installation of Cabin Systems Equipment

Reference:	Purchase Agreement No. PA-04455 (Purchase Agreement) between The Boeing Company (Boeing) and China Southern Airlines Company Limited (Customer) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (Consenting Party) relating to Model 787-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

Customer has requested that Boeing install in the Aircraft the In-Flight Entertainment and communications systems described in Attachment A to this Letter Agreement (collectively referred to as Cabin Systems Equipment or CSE). CSE is BFE that Boeing purchases for Customer and that is identified in the Detail Specification for the Aircraft.

The complexity of the CSE requires special attention and additional resources during the development, integration, and certification of the CSE and manufacture of the Aircraft to achieve proper operation of the CSE at the time of delivery of the Aircraft. To assist Customer, Boeing will perform the functions of [***************************] as set forth in Attachment B.

1.           Responsibilities.

1.1.	Customer will:

1.1.1.	provide Customer's CSE system requirements to Boeing;

1.1.2.	select the CSE suppliers (Supplier(s)) and system configuration) from among those identified in the Option(s) listed in Attachment A to this Letter Agreement, on or [***************]; or as otherwise available in the then current Standard Selections Catalog and formally offered by Boeing;

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1603083
Installation of Cabin Systems Equipment	Page 1
BOEING PROPRIETARY

1.1.3.	promptly after selecting the Options, participate with Boeing in meetings with Suppliers to ensure that Supplier's functional system specifications meet Customer's and Boeing's respective requirements. Such functional system specifications define functionality to which Boeing will test prior to delivery but are not a guarantee of functionality at delivery;

1.1.4.	select Supplier part numbers;

1.1.5.	negotiate and obtain agreements on product assurance, product support following Aircraft delivery (including spares support), and any other special business arrangements directly with Suppliers;

1.1.6.	provide pricing information for CSE part numbers selected to Boeing by a mutually selected date;

1.1.7.	negotiate and obtain agreements with any required service providers;

1.1.8.	include in Customer's contract with any seat supplier a condition causing such seat supplier to enter a bonded stores agreement with Boeing. This bonded stores agreement will set forth the terms concerning the use, handling. storage, and risk of loss of CSE during the time such equipment is under the seat supplier's control;

1.1.9.	cause Suppliers to:

1.1.9.1.          assist the seat suppliers in the preparation of seat assembly functional test plans;

1.1.9.2.          coordinate integration testing, and provide seat assembly functional test procedures for seat electronic parts to seat suppliers and Boeing, as determined by Boeing; and

1.1.9.3.          comply with Boeing’s 787 procurement processes (e.g. for transmission of technical data, transmission of purchase orders, and processing of non-conformances) (787 Procurement Processes). 787 Procurement Processes will be provided to Customer and may be updated from time to time; and

1.1.9.4.          comply with Boeing’s type design and type certification data development and protection requirements where the Supplier has type design/certification responsibility. The requirements will require Suppliers to (i) maintain type design/certificate data for the life of such type certificate for all type design and (ii) entitle Boeing to access, review, and receive such type design/certification data. These requirements will be provided to Customer and included in any applicable contracts between Customer and Supplier.

1.2.          Boeing will:

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1603083
Installation of Cabin Systems Equipment	Page 2
BOEING PROPRIETARY

1.2.1.	[****************************************************************];

1.2.2.	[****************************************************************];

1.2.3.	[****************************************************************];

1.2.4.	[****************************************************************];

1.2.5.	[****************************************************************];

1.2.6.	ensure that at the time of Aircraft delivery the CSE configuration meets the requirements of the Option(s) contained in Attachment A to this Letter Agreement as such Attachment A may be amended from time to time; and

1.2.7.	obtain FAA certification of the Aircraft with the conforming CSE installed therein.

2.           Software.

CSE systems may contain software of the following two types:

2.1.         Certification Software. The software required to functionally test, operate and certify the CSE systems on the Aircraft is the Certification Software and is part of the CSE.

2.2.         Customer's Software. The software which is defined by the Customer to support specified features and appearance is Customer's Software and is not part of the CSE.

2.2.1.	Customer is solely responsible for specifying Customer's Software functional and performance requirements and ensuring that Customer's Software meets such requirements. Customer and Customer's Software supplier will have total responsibility for the writing, certification, modification, revision, or correction of any of Customer's Software. Boeing will not perform the functions and obligations described in paragraph 1.2 above, or the Project Manager's functions described in Attachment B, for Customer's Software.

2.2.2.	The omission of any Customer's Software or the lack of any functionality of Customer's Software will not be a valid condition for Customer's rejection of the Aircraft at the time of Aircraft delivery.

2.2.3.	Boeing has no obligation to approve any documentation to support Customer's Software certification. Boeing will only review and operate Customer's Software if in Boeing's reasonable opinion such review and operation is necessary to certify the CSE on the Aircraft.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1603083
Installation of Cabin Systems Equipment	Page 3
BOEING PROPRIETARY

2.2.4.	Boeing will not be responsible for obtaining FAA certification for Customer's Software.

3.           Changes.

3.1.          After Customer’s acceptance of this Letter Agreement, any changes to CSE may only be made by and between Boeing and the Supplier. Any Customer request for changes to the CSE specification after execution of this Letter Agreement will be made in writing directly to Boeing for approval and for coordination by Boeing with the Supplier. Any such change to the configuration of the Aircraft will be subject to price and offerability through Boeing’s master change or other process for amendment of the Purchase Agreement. Any Supplier price increase or decrease resulting from such change will be negotiated between Customer and Supplier.

3.2.          Boeing and Customer recognize that the developmental nature of the CSE may require changes to the CSE or the Aircraft in order to ensure (i) compatibility of the CSE with the Aircraft and all other Aircraft systems, and (ii) FAA certification of the Aircraft with the CSE installed therein. In such event Boeing will notify Customer and recommend to Customer the most practical means for incorporating any such change. If within fifteen (15) days after such notification Customer and Boeing cannot mutually agree on the incorporation of any such change or alternate course of action, the remedies available to Boeing in Paragraph 6 will apply.

4.           Supplier Defaults.

Boeing will notify Customer in a timely manner in the event of a default by a Supplier under the Supplier's purchase order with Boeing. Within fifteen (15) days of Customer's receipt of such notification, Boeing and Customer will agree on an alternate Supplier or other course of action. If Boeing and Customer are unable to agree on an alternate Supplier or course of action within such time, the remedies available to Boeing in Paragraph 6 will apply.

5.           Exhibits B and C to the AGTA.

CSE is deemed to be BFE for the purposes of Exhibit B, Customer Support Document, and Exhibit C, the Product Assurance Document, of the AGTA.

6.           Boeing’s Remedies.

If Customer does not perform its obligations as provided in this Letter Agreement or if Supplier fails (for any reason other than a default by Boeing under the purchase order terms) to deliver conforming CSE per the schedule set forth in the purchase order, then, in addition to any other remedies which Boeing may have by contract or under law, Boeing may:

6.1.          revise the [***************************] to accommodate the delay in delivery of the conforming CSE and base the calculation of the Escalation Adjustment on such [***************************];

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1603083
Installation of Cabin Systems Equipment	Page 4
BOEING PROPRIETARY

6.2.          deliver the Aircraft without part or all of the CSE installed, or with part or all of the CSE inoperative; and/or

6.3.          increase the [***************************], including but not limited to, [****************************************************************] by Boeing, [********************************************************************************************************************************************************************************].

7.           Advance Payments.

7.1.          Estimated Price for the CSE. An estimated price for the CSE purchased by Boeing will be included in the [***************************]to establish the advance payments for each Aircraft. The estimated price for the Boeing purchased CSE installed on each Aircraft is identified in Table 1 of the Purchase Agreement.

7.2.          Aircraft Price. The Aircraft Price will include the [***************************] charged Boeing by Suppliers or otherwise incurred by Boeing.

8.           Customer's Indemnification of Boeing.

Customer will indemnify and hold harmless Boeing from and against all claims and liabilities, including costs and expenses (including attorneys' fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Customer but not employees of Boeing, or for loss of or damage to any property, including Aircraft, arising out of or in any way connected with any nonconformance or defect in any CSE, or in the installation thereof or in the provision of services hereunder, and whether or not arising in tort or occasioned in whole or in part by the negligence of Boeing. This indemnity will not apply with respect to any nonconformance or defect caused solely by Boeing's installation of the CSE.

9.           Title and Risk of Loss.

Title of CSE will remain with Boeing until the Aircraft title is transferred to Customer. Risk of loss will remain with the entity that is in possession of the CSE prior to Aircraft delivery

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1603083
Installation of Cabin Systems Equipment	Page 5
BOEING PROPRIETARY

Very truly yours,

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY

By

Its	Attorney-In-Fact

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By

Its

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By

Its

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1603083
Installation of Cabin Systems Equipment	Page 6
BOEING PROPRIETARY

Attachment A

Cabin Systems Equipment

The following optional features (Option(s)) describe(s) the items of equipment that under the terms and conditions of this Letter Agreement are considered to be CSE. Each such Option is fully described in the Detail Specification and Option Document as described in Exhibit A to the Purchase Agreement. Final configuration will be based on Customer acceptance of any or all Options listed below.

Option Request Number and Title

(To be added upon completion of Customer’s configuration)

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1603083
Installation of Cabin Systems Equipment	Page 7
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

GUN- PA-04455-LA-1603084

China Southern Airlines Company Limited

No. 278, Jichang Road,

Baiyun District, Guangzhou,

People's Republic of China, 510406

Subject:	Payment Matters

Reference:	Purchase Agreement No. PA-04455 (Purchase Agreement) between The Boeing Company (Boeing) and China Southern Airlines Company Limited (Customer) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (Consenting Party) relating to Model 787-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

12.          Advance Payments for the Aircraft – Due on the Effective Date of the Purchase Agreement.

It is understood that Customer’s ability to make advance payments described in Articles 4.2 and 4.3 of the Purchase Agreement may be impacted due to monetary issues. Therefore Boeing agrees all advance payments due on the effective date of the signing of the Purchase Agreement, as specified in Articles 4.2 and 4.3, may be deferred without interest until [***************************], by which time Customer will pay all advance payments specified in the Purchase Agreement as being due on or before that date.

13.          Other Scheduled Advance Payments.

As defined in Article 4.2 of the Purchase Agreement, advance payments are required for each Aircraft in the percentages and at the times shown in Table 1 of the Purchase Agreement. For all advance payments due to Boeing, Boeing will provide Customer with an invoice about [***************************]prior to the date the advance payment is due. This is done as an accommodation for Customer and does not relieve Customer from providing advance payments to Boeing at the times shown in Table 1 of the Purchase Agreement.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1503084
Payment Matters	LA Page 1
BOEING PROPRIETARY

14.          Payment at Aircraft Delivery.

Pursuant to Article 4.4 of the Purchase Agreement, Customer will pay, or cause to be paid, the balance of the Aircraft Price of each Aircraft at delivery. Boeing will provide the invoice for such payment about [************] prior to Aircraft delivery.

15.          Rescheduling of Aircraft.

Concerning Letter Agreement [***************************], if Customer does not make all advance payments as specified in the Purchase Agreement, Boeing may reschedule any or all of the Aircraft at any time thereafter as it deems necessary based on Boeing’s production considerations and constraints. Boeing, after consultation with Customer for no less than [***************************], will give Customer [***************************] advance notice of any such Aircraft rescheduling, and will not reschedule such Aircraft if advance payments on all Aircraft are current prior to the expiration of [***************************]. Boeing will work with Customer in good faith to explore alternatives to such Aircraft rescheduling as may be available.

16.          Effect of Aircraft Rescheduling.

If Boeing reschedules any or all of the Aircraft pursuant to the provisions of Paragraph 4 above, then Customer and Boeing will complete a Supplemental Agreement to document the revised Aircraft delivery schedules within [*********************************] advance notice is given.

17.          Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

18.          Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents, except for as required by applicable laws or regulations, to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1503084
Payment Matters	LA Page 2
BOEING PROPRIETARY

Very truly yours,

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY

By

Its	Attorney-In-Fact

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By

Its

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By

Its

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1503084
Payment Matters	LA Page 3
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

GUN-PA-04455-LA-1603085

China Southern Airlines Company Limited

No. 278, Jichang Road,

Baiyun District, Guangzhou,

People's Republic of China, 510406

Subject:	Clarifications and Understandings

Reference:	Purchase Agreement No. PA-04455 (Purchase Agreement) between The Boeing Company (Boeing) and China Southern Airlines Company Limited (Customer) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (Consenting Party) relating to Model 787-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.	Clarifications and Understandings. The following clarifications and understandings pertain to the indicated provisions of the Purchase Agreement:

1.1           Purchase Agreement, Article 1. Quantity, Model and Description. As set forth in the AGTA, Boeing will manufacture each Aircraft to conform to the appropriate Type Certificate issued by the United States Federal Aviation Administration (FAA) for the specific model of aircraft and will obtain from the FAA and furnish to Buyer at delivery of each Aircraft either a Standard Airworthiness Certificate or an Export Certificate of Airworthiness issued pursuant to Part 21 of the Federal Aviation Regulations.

The Civil Aviation Authority of China (CAAC) has indicated to the FAA that Boeing’s manufacturing procedures meet the bi-lateral agreements between the responsible parties. The FAA uses FAR Part 25 to establish the Type Certificate. Similarly, the CAAC uses its CCAR 25 for its Type Certificate. CCAR 25 is not identical to the FAA, but the CAAC considers both to be sufficiently equivalent to recognize the FAA Type Certificate to be valid.

In the issuance of an Export Certificate of Airworthiness, the FAA complies with any additional CAAC requirements through the use of Advisory Circular 21-2 (AC 21-2). Such additional requirements are documented by the FAA in AC 21-2.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1603085
Clarifications and Understandings	LA Page 1
BOEING PROPRIETARY

1.2           Purchase Agreement, Article 4. Payment.

Article 4.2 refers to payments due on the “effective date” of the Purchase Agreement. Article 4.3 refers to payments due “upon signing” of the Purchase Agreement. The effective date of the Purchase Agreement is the day it is signed by Boeing, Customer and the Consenting Party. Such date appears in the first sentence of the Purchase Agreement and again just above the signature blocks of the parties to the Purchase Agreement. For clarification purposes, Boeing will provide invoices in advance for all payments due under the Purchase Agreement to facilitate payment by Customer.

1.3           Purchase Agreement, Article 5.6. Public Disclosure.

For clarity, Customer may make a public announcement regarding Customer’s purchase of the Aircraft upon approval of Customer’s press release by Boeing’s public relations department or other authorized representative.

1.4           Purchase Agreement, Article 5.7. Negotiated Agreement; Entire Agreement.

For clarity, to the extent there is any inconsistency between the terms of the AGTA and the Purchase Agreement, in each case, relating to the Aircraft, the terms of this Purchase Agreement shall prevail.

2.	AGTA Article 5.3 Demonstration Flights.

For clarity, demonstration flights are to demonstrate the function of the Aircraft only to Customer and not for marketing or commercial activities with Boeing’s other customers.

3.	AGTA Article 5.5 Special Aircraft Test Requirements.

Customer is concerned for the potential that flight and ground test hours on any Aircraft could [***************************]. As an accommodation for Customer’s concern, Boeing will notify Customer for any flight and ground testing that would [***************************]on an Aircraft. Customer and Boeing agree to discuss the matter if tests are for purposes other than the flight and ground tests described in Article 5.5 (i) and (ii) of the AGTA. For the avoidance of doubt, Boeing flight and ground tests will not [***************************].

4.	AGTA Article 8.2 Insurance.

Customer is concerned about aircraft insurance requirements under Article 8.2 of AGTA after Customer has sold an Aircraft to a new owner. For clarity, after Customer has transferred the title of an Aircraft to the new owner, Customer will be released from [***************************] for that specific Aircraft after Customer has provided Boeing the notification of such post-delivery sale (AGTA Appendix III provides such a reference notice). Notwithstanding the foregoing, Customer is not released from its obligation under Article 8.2 of AGTA any period which Customer has control or possession of an Aircraft.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1603085
Clarifications and Understandings	LA Page 2
BOEING PROPRIETARY

5.	AGTA Exhibit A, Buyer Furnished Equipment,

5.1 Article 7. Title and Risk of Loss. For clarification purposes, the last sentence of Article 7.1 of Exhibit A of the AGTA will provide Customer [***************************************************************]. In either case, Boeing will not be liable for loss of use.

5.2 Article 9 Indemnification of Boeing. This last sentence of Article 9 shall be modified to read: “This indemnity will not apply with respect to any nonconformance or defect caused solely by Boeing's storage, handling, and installation of the BFE.”

6.	Purchase Agreement Exhibit B, Aircraft Delivery Requirements and Responsibilities.

6.1 Article 1.1, Airworthiness and Registration Documents. The first sentence of Article 1.1 shall be modified to read: “Airworthiness and Registration Documents. Not later than [***************************] of each Aircraft, Customer will notify Boeing of the registration number to be painted on the side of the Aircraft.” Customer and Boeing also agree to work together to minimize the impact related to Customer’s notification to Boeing of the aircraft SELCAL and Mode-S information.

6.2 Article 1.2, Certificate of Sanitary Construction. For clarification purposes and pursuant to Article 1.2.2, Customer has elected to receive the Certificate of Sanitary Construction at the time of Aircraft delivery.

6.3 Article 1.3.1, Import Documentation. For clarification purposes, Boeing will provide reasonable assistance if requested by Customer in connection with the import of the Aircraft into the country of import.

6.4 Article 4.1, Schedule of Inspections, Article 4.2, Schedule for Demonstration Flights, and Article 4.3 Schedule for Customer’s Flight Crew. Articles identify parties that participate in such actions, and the Civil Aviation Authority of China (CAAC) may also participate in these actions. It’s noted that Boeing will provide advance notice of such actions.

6.5 Article 4.4, Fuel Provided by Boeing. In addition to the fuel provided by Boeing pursuant to Article 4.4, Boeing assists its customers with certain unique services or accommodation items at [***************************]. If requested, Boeing provides oil and hydraulic fluid for the ferry flight. Also, if Customer does not load its own navigation database for ferry flight, Boeing will provide a limited-time use database for the ferry flight.

6.6 Article 4.6 Delivery Papers, Documents and Data. Replace the first sentence with the following:

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1603085
Clarifications and Understandings	LA Page 3
BOEING PROPRIETARY

“Boeing will have available at the time of delivery of the necessary Aircraft delivery papers, delivery agenda, documents and data for execution and delivery. Such documents may include, but are not limited to the following:

1.	Aircraft Bill of Sale
2.	FAA Export Certificate of Airworthiness
3.	Weight and Balance Supplement
4.	Engine Brochure
5.	Miscellaneous Delivery Record Brochure
6.	Aircraft Readiness Log
8.	Auxiliary Power Unit Log
9.	FAA Airworthiness Directive Compliance Record Status”

6.7 Article 4.7, Delegation of Authority. Boeing will present a delegation of authority, designating and authorizing certain persons to act on its behalf in connection with delivery of the Aircraft. For clarity, if required to complete the delivery of Aircraft, Boeing will provide a legal opinion in form and substance satisfactory to the Customer in connection with delivery of the Aircraft.

7.	Purchase Agreement Supplemental Exhibit BFE1, Aircraft Delivery Requirements and Responsibilities.

Customer and Boeing agree to work together to help Customer fulfill the requirements under Supplemental Exhibit BFE1.

8.	Purchase Agreement – Redacted Versions.

Customer has concerns regarding the confidential treatment of the Purchase Agreement when the relevant stock exchanges require certain disclosure from Customer. To accommodate Customer, Boeing will provide redacted version of the Purchase Agreement if requested by Customer for the purpose of providing disclosure of the Purchase Agreement to relevant stock exchanges.

9.	AGTA Terms Revisions.

AGTA terms revisions in Letter Agreement 6-1165-CKR-1223 under Purchase Agreement No. 03107 will apply to Purchase Agreement No. 04455 where applicable.

10.	Purchase Agreement Letter Agreement LA-1603083 Cabin Systems Equipment (CSE).

10.1         For clarification purposes concerning CSE changes, Customer may provide written request to Boeing for review and approval subject to price and offerability through Boeing’s master change or other process for amendment of the Purchase Agreement. In addition, Boeing agrees to work with Customer and suppliers in the event Boeing determines CSE changes are necessary to fulfill the Boeing’s obligations under the Purchase Agreement.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1603085
Clarifications and Understandings	LA Page 4
BOEING PROPRIETARY

10.2         Delay of an aircraft delivery caused by an event or events set out in Section 7.1 of the AGTA No. AGTA-GUN is subject to the provisions under section 7 of the AGTA. Delay of an aircraft delivery as defined in the Non-Excusable Delay Letter Agreement is subject to the provisions of the Non-Excusable Delay Letter Agreement LA-1600114. This applies to all Boeing aircraft and Boeing’s obligations under the Purchase Agreement including but not limited to Boeing obligations under the CSE Letter Agreement LA-1603083.

10.3         Article 8. Customer’s Indemnification of Boeing. This last sentence of CSE Letter Agreement LA-1603083 Article 8 shall be modified to read: “This indemnity will not apply with respect to any nonconformance or defect caused solely by Boeing's storage, handling, and installation of the CSE.”

11.	Purchase Agreement Letter Agreement LA-1600111 Special Escalation Program.

11.1         Customer has concerns regarding the length of time period Boeing [**********] Escalation Adjustment for the Airframe, Price and Optional Features of each Aircraft in Table 1 of the Purchase Agreement. For the avoidance of doubt [****************************] by mutual agreement between Customer and Boeing in the event of [*************************].

11.2         In the event the Aircraft with the Nominal Delivery Month in July 2020 is rescheduled as [*******************] in accordance with the Open Configuration Matters LA-1600116, Article 1.1, then the [***************] will be [********************************].

12.	CAAC regulatory information

It is recognized that the Civil Aviation Authority of China (CAAC) works with certain aircraft-related information, including Type Certificate Data Sheets (TCDS), Validation of Type Certificate Data Sheets (VTCDS), Aircraft Letter of Definition (ALOD) in order to issue to Customer the necessary aircraft certificates for operating the Aircraft in China. Boeing agrees to work with the relevant regulatory entities on a timely basis to support the process providing such information to the CAAC.

13.	Assignment

13.1         Notwithstanding any other provisions of the Purchase Agreement, whereby this clause takes precedence, if Customer requests to assign an Aircraft under the Purchase Agreement to an assignee which Customer or China Southern Airlines Holding Company directly controls or holds [***************************], Customer will work with Boeing in accordance with the lead-time and charges required for configuration changes and Boeing will not unreasonably withhold its consent to the assignment of Customer’s rights and obligations under the Purchase Agreement as relates to the specific Aircraft or post-delivery entitlements (collectively “Assigned Rights”), including but not limited to all rights and obligations with respect to advance payments already paid to Boeing under the Purchase Agreement.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1603085
Clarifications and Understandings	LA Page 5
BOEING PROPRIETARY

13.2         Any such assignment will be in the form acceptable to Boeing (AGTA Appendix II provides such a reference form), including the undertaking by Customer to be bound by the DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions set forth in Article 11 of Part 2 of Exhibit C to the AGTA.

14.	Regulatory Approval, Validated Type Certificate (VTC).

It is recognized that obtaining the 787-9 Validated Type Certificate (VTC) is necessary for Customer to import and use the Aircraft in China. Customer has requested that Boeing take responsibility for obtaining the VTC for the 787-9. While Boeing recognizes Customer’s concern regarding VTC for the 787-9, Boeing is not able to accept responsibility for obtaining the VTC from the CAAC. If the lack of VTC approval results in the delay of an Aircraft delivery, such a delay would be an Excusable Delay (as defined in Article 7.1 of the AGTA). However, Boeing commits to support the process of obtaining the VTC and Customer’s efforts (as applicable) towards the same as described herein. In support of obtaining VTC approval, Boeing will be responsible for: (1) assessing the applicable regulatory requirements, (2) generating data and analysis to reasonably support the approval requirements, (3) submitting such information to the applicable regulatory agency, and (4) supporting discussions with regulators to assist in the evaluation of the Boeing submittal.

This will be accomplished through an Option (similar to Options [***************************] in Exhibit A-1 and Exhibit A-2 of Purchase Agreement No. PA-3263) to support an Export Certificate of Airworthiness for the Aircraft.

15.	Aircraft and Engines.

15.1         Customer has concerns regarding the General Electric GEnx type engines installed in the Aircraft at the time of delivery. For clarity, Boeing will manufacture each Aircraft and install the appropriate engines to conform to the appropriate Type Certificate issued by the FAA and in accordance with Boeing’s production process and requirement.

15.2         At the time of delivery, if Boeing and Customer mutually agree that the condition of an Aircraft requires borescope inspections, such inspection will be conducted in accordance with the relevant aircraft engine maintenance procedures.

15.3         The Aircraft Basic Price contained in the Purchase Agreement reflects an Engine Price per Aircraft [*****************************] representing [********************************] obtained by Boeing for the benefit of Customer from the engine list price per Aircraft of [************************************]. This discount does not preclude Customer from negotiating directly with the engine manufacturer [************************], as well as for technical and/or support issues.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1603085
Clarifications and Understandings	LA Page 6
BOEING PROPRIETARY

16.	Confidential Treatment.

Customer and Boeing understand and agree that the information contained in the Purchase Agreement represents confidential business information and has value precisely because it is not available generally or to other parties. The parties agree that they will to limit the disclosure of its contents except as required by applicable laws, regulations, to its employees and its professional advisers with a need to know the contents for purposes of helping perform its respective obligations under the Purchase Agreement and who are under an obligation not to disclose its contents to any other person or entity without the prior written consent of the parties hereto.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1603085
Clarifications and Understandings	LA Page 7
BOEING PROPRIETARY

Very truly yours,

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY

By

Its	Attorney-In-Fact

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By

Its

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By

Its

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1603085
Clarifications and Understandings	LA Page 8
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

GUN-PA-04455-LA-1603086

China Southern Airlines Company Limited

No. 278, Jichang Road,

Baiyun District, Guangzhou,

People's Republic of China, 510406

Subject:	Customer Support Matters

Reference:	Purchase Agreement No. PA-04455 (Purchase Agreement) between The Boeing Company (Boeing) and China Southern Airlines Company Limited (Customer) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (Consenting Party) relating to Model 787-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1.	Customer Support Document.

1.1.	AGTA Exhibit B, Part 1, Article 5.3 is clarified as follows:

If the training is based at Boeing’s facility and the aircraft is damaged during such training, Boeing will make all necessary repairs to the aircraft as promptly as possible at the request of Customer. Customer will pay Boeing’s reasonable charge, including the price of parts and materials, for making the repairs. If Boeing’s estimated labor charge for the repair exceeds [***************************], Boeing and Customer will enter into an agreement for additional services before beginning the repair work. For the avoidance of doubt, any training using an aircraft will occur only after delivery and will be at the request of Customer.

1.2.	Purchase Agreement Supplemental Exhibit CS1, Part 1, Article 1.1 is clarified as follows:

Customer has [***************************] after delivery of Customer’s [****] Aircraft (Training Program Period) to exchange Training Points for any of the training courses described on Attachment A. In addition, Customer may also exchange Training Points for training courses not listed on Appendix A but available for exchange using Training Points, including training courses customized to meet CAAC’s maintenance training requirements.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1603086
Customer Support Matters	LA Page 1
BOEING PROPRIETARY

1.3.	Purchase Agreement Supplemental Exhibit CS1, Part 3, Article 2 is clarified as follows:

Planning conference between Boeing and Customer will be held at an agreed time to discuss various maintenance and material matters related to entry-into-service, including 787-9 unique data such as Airplane Flight Manual, Weight and Balance Manual (Chapter 1, Control and Loading), and Structural Repair Manual. In the event Boeing changes the format of technical data and maintenance information, Boeing will provide advance notice of the format change, and may reasonably assist customer in the timely access of data and information if requested.

1.4.	Purchase Agreement Supplemental Exhibit CS1, Part 3, Article 4’s heading is clarified to mean as follows:

Configured Materials.

1.5.	Purchase Agreement Supplemental Exhibit CS1, Part 1, Article 5.7 is clarified as follows:

Boeing will provide reasonable assistance in making arrangements for the use of airports for flight training if agreed to in the flight training planning conference.

1.6.	Purchase Agreement Supplemental Exhibit CS1, Part 2, Article 2.1.7.8 is clarified as follows:

Boeing will provide the applicable differences list and an updated RSPL.

1.7.	Purchase Agreement Supplemental Exhibit CS1, Part 2, Article 1.2 is clarified as follows:

Customer will provide reasonable assistance to Field Service Representative with visa, work permits, customs, mail handling, identification passes and formal introduction to local airport authorities.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1603086
Customer Support Matters	LA Page 2
BOEING PROPRIETARY

1.8.	Purchase Agreement Supplemental Exhibit CS1, Part 1, Article 3.2 is clarified as follows:

The conditions in Articles 3.22, 3.23, 3.24, and 3.25, are as stated unless agreed otherwise in writing between Boeing and Customer.

2.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

3.	Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents, except for as required by applicable laws or regulations, to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1603086
Customer Support Matters	LA Page 3
BOEING PROPRIETARY

Very truly yours,

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY

By

Its	Attorney-In-Fact

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By

Its

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By

Its

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1603086
Customer Support Matters	LA Page 4
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

GUN-PA-04455-LA-1603087

China Southern Airlines Company Limited

No. 278, Jichang Road,

Baiyun District, Guangzhou,

People's Republic of China, 510406

Subject:	Integrated Performance Remedy

Reference:	Purchase Agreement No. PA-04455 (Purchase Agreement) between The Boeing Company (Boeing) and China Southern Airlines Company Limited (Customer) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (Consenting Party) relating to Model 787-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement. For the avoidance of doubt, this Letter Agreement survives delivery of the Aircraft as set forth herein.

1.	Compliance Deviation.

The Attachment to [***************************]contains performance guarantees (Performance Guarantees) for Aircraft with configuration of a maximum takeoff weight of [***************************]and equipped with Boeing furnished GEnx-1B76A engines (Aircraft). The Performance Guarantees include mission payload guarantees (Mission Payload Guarantee) and mission block fuel guarantees (Block Fuel Guarantee) applicable to the Aircraft in accordance with such Performance Guarantees. Boeing offers the following remedies in the event that the guarantee compliance report furnished to Customer for the Aircraft pursuant to Article 5.4 of the AGTA shows a demonstrated value [***************************] (each a Compliance Deviation). Article 5.4 of the AGTA and the Performance Guarantees provide a procedure for demonstration of compliance with the Performance Guarantees prior to Aircraft delivery. That method will be used to demonstrate compliance with the Performance Guarantees. Customer cannot refuse to accept delivery of such Aircraft because of such Compliance Deviation.

2.	Cure Period.

2.1.          Within [***************************] from the delivery of an Aircraft with a Compliance Deviation (Cure Period), Boeing or the engine manufacturer may design airframe improvement parts or engine improvement parts (Improvement Parts) which, when installed on such Aircraft, would reduce or eliminate the Compliance Deviation. Such Improvement Parts may include, but are not limited to, increased maximum take-off weight (MTOW).

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1603087
Integrated Performance Remedy	LA Page 1
BOEING PROPRIETARY

2.2.          If Boeing elects to provide, or to cause to be provided, Improvement Parts for such Aircraft, then Customer and Boeing will mutually agree upon the details of an Improvement Parts program. Improvement Parts will be provided to Customer [***************************] at a location to be mutually agreed.  Boeing or the engine manufacturer, as applicable, will provide reasonable support for an Improvement Parts program at no charge to Customer.

2.3.          If Customer elects to install Improvement Parts in such Aircraft, then they will be installed within [***************************]days after the delivery of such Improvement Parts to Customer if such installation can be accomplished during aircraft line maintenance (ALM). Improvement Parts which cannot be installed during ALM will be installed within a mutually agreed to period of time. All Improvement Parts will be installed in accordance with Boeing and the engine manufacturer instructions.

2.4.          Boeing will provide or will cause the engine manufacturer to provide reimbursement of Customer’s reasonable Direct Labor and Direct Material costs to install Improvement Parts at the warranty labor rate in effect at the time of installation between Boeing and Customer or the engine manufacturer and Customer, as applicable. Improvement Parts related to engines will apply also to spare engines on terms not less favorable to Customer. Boeing or the engine manufacturer, as applicable, will give Customer reasonable advance written notice of the estimated on-dock date at Customer’s maintenance base for any such Improvement Parts.

3.	Performance Remedy Credit Memorandum.

For a Compliance Deviation which has not been remedied during the Cure Period, Boeing shall provide Customer with a credit memorandum in the amounts determined in paragraphs 3.1 and 3.2, below (Performance Remedy Credit Memorandum). The Performance Remedy Credit Memorandum may be used for the purchase of Boeing goods and services or engine manufacturer goods and services, as applicable, but shall not be applied to advance payments.

3.1.          Block Fuel Adjustment

The following definitions will apply herein:

[***************************]= the average block fuel deviation, in percent. Only positive values of BFD will be used.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1603087
Integrated Performance Remedy	LA Page 2
BOEING PROPRIETARY

[***************************]= The Block Fuel Guarantee value for paragraph 2.3.3 of the Performance Guarantees shown in the guarantee compliance report and calculated in accordance with section 1 above.

[***************************] = The demonstrated block fuel value for paragraph 2.3.3 of the Performance Guarantees shown in the guarantee compliance report and calculated in accordance with section 1 above.

In the event of a Compliance Deviation from the Block Fuel Guarantee for an Aircraft, Boeing will credit to the Performance Remedy Credit Memorandum [*************************** ]for each [***************************] deviation from such Block Fuel Guarantee, prorated for partial percentage points, up to a maximum total amount of [***************************] per Aircraft.

3.2.          Mission Payload Adjustment

In the event of a Compliance Deviation from the Mission Payload Guarantee for an Aircraft, with the Compliance Deviation being the average amount of payload by which the Mission Payload Guarantee of paragraphs 2.3.1 and 2.3.2 shown in the guarantee compliance report and calculated in accordance with section 1 above failed to meet the Performance Guarantees, Boeing will credit to the Performance Remedy Credit Memorandum [***************************] for each [***************************] of such Mission Payload Guarantee Compliance Deviation up to a maximum total amount of [***************************] per Aircraft.

4.	Duplication of Benefits.

Boeing and Customer agree it is not the intent of the parties to provide benefits hereunder that duplicate the benefits to be provided (a) by Boeing under the Purchase Agreement, or any other agreement between Boeing and Customer, or (b) by the engine manufacturer under any agreement between engine manufacturer and Customer, due to the Aircraft not satisfying any performance metric similar to the Mission Payload Guarantee, Block Fuel Guarantee or any performance metric that otherwise impacts payload. Boeing may offset its obligation to provide benefits hereunder against the benefits provided or to be provided to Customer by the engine manufacturer or Boeing pursuant to such other guarantee.

5.	Exclusive Remedy.

Customer agrees that the remedies contained in this Letter Agreement herein are Customer’s exclusive remedies for purposes of resolving all issues with respect to the Performance Guarantees and are in lieu of all other rights, remedies, claims and causes of action Customer may have, arising at law or otherwise, in connection therewith and shall constitute complete, full and final settlement and satisfaction of any and all of Boeing’s obligations and liabilities to Customer in connection therewith. Customer releases Boeing and its successors, affiliates and subsidiaries from all present, past and future rights, remedies, claims and causes of action, whether arising at law or otherwise, known or unknown, relating to or arising from such Performance Guarantees.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1603087
Integrated Performance Remedy	LA Page 3
BOEING PROPRIETARY

6.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

7.	Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents, except for as required by applicable laws or regulations, to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1603087
Integrated Performance Remedy	LA Page 4
BOEING PROPRIETARY

Very truly yours,

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY

By

Its	Attorney-In-Fact

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By

Its

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By

Its

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1603087
Integrated Performance Remedy	LA Page 5
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

GUN-PA-04455-LA-1603088

Date _________

China Southern Airlines Company Limited (“China Southern”)

No. 278, Jichang Road,

Baiyun District, Guangzhou,

People's Republic of China, 510406

Subject:           Shareholder Meeting Process

Gentlemen,

Regarding China Southern’s purchase of Boeing 787-9 aircraft, the China Southern team has identified that at the end of the year there is a shareholder meeting review of the business concluded for [***************************]. If, by [***************************], China Southern cannot proceed with the agreement, the parties will enter into discussions to reach an appropriate resolution with respect to the commitment that was made.

We look forward to concluding the purchase of the 787-9 aircraft with China Southern.

Sincerely,

Adam Y. Weng

Regional Director

Commercial Airplanes Contracts

The Boeing Company

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission

GUN-PA-04455-LA-1603087
Integrated Performance Remedy	LA Page 1
BOEING PROPRIETARY